UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-5586

                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                          Date of fiscal year end: JULY

                      Date of reporting period: 07/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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TOP TEN INDUSTRIES
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Tobacco Settlement Payments                                               24.2%
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Special Tax                                                               23.4
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Special Assessment                                                        11.8
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General Obligation                                                         7.7
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Marine/Aviation Facilities                                                 4.7
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Hospital/Health Care                                                       4.5
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Municipal Leases                                                           3.9
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Multifamily Housing                                                        3.6
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Single Family Housing                                                      2.2
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Pollution Control                                                          2.0

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are based on the total market value of investments.

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CREDIT ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

   AAA                               19.0%

   AA                                 7.6

   A                                  3.3

   BBB                               49.3

   BB                                 3.0

   B                                  0.1

   CCC                                1.9

   Not Rated                         15.8

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2006, and are dollar-weighted based on the total market value of investments. As of that date, no securities held by the Fund were rated lower than CCC. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.
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                  11 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED JULY 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Across the past 12 months, the Fund performed extremely well for shareholders seeking tax-free income as its yield compared very favorably to those earned by its competitors and by other fixed income investments. The Fund's Class A shares produced a distribution yield of 5.16% (without sales charges) as of July 31, 2006. Lipper Analytical Services, Inc., an independent mutual fund rating service, reported an average distribution yield of 3.86% among the 122 funds in its California Municipal Debt Funds category as of the same date. 1 The Fund's holdings represent a wide variety of industry sectors and credit qualities, and tax-free income generated by this diverse portfolio made up 100% of the Fund's positive total return for the period. Strong asset growth fueled the Fund's strategy of building diversification, and by the end of the report period the number of holdings in the Fund rose to 554, from 335 a year earlier.

      The Fund's income-oriented approach continued to provide significant benefit to our investors in this report period. In the year ended July 31, 2006, the Fund's Class A shares generated a total return of 4.74% without sales charge (-0.24% with sales charge). By comparison, its primary benchmark, the Lehman Brothers Municipal Bond Index, produced a total return of 2.55% for the period. 2

      In this period, the prices of lower-rated municipal bonds have increased relative to prices of higher-grade bonds, a condition known as "credit spread tightening." Concurrently, the difference between yields on shorter- and longer-term municipal securities has declined. These conditions combined to create dividend pressure midway through this report period. The monthly distribution, which had held steady at $0.052 per Class A share for the first seven months of the report period, was reduced to $0.049 per Class A share on February 22, 2006, and distributions for other share classes were adjusted accordingly. In all, distributions per Class A share totaled 60.9 cents for the fiscal year ended July 31, 2006. Investors should note that dividend reductions do not change the Fund's net asset value per share and that this dividend reduction was not the result of any material defaults of bonds in the Fund's portfolio.

1. Lipper Analytical Services, Inc. Lipper calculations do not include sales charges which, if included,would reduce results.

2. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment-grade municipal bonds.The index cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of a fund.


                  12 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      During this period of generally higher prices of lower-rated and non-rated municipal securities, the Fund shifted a larger portion of its assets to higher-quality bonds. For example, as of July 31, 2006, AAA- and AA-rated paper represented more than one-quarter of the portfolio's market value, up nearly 15% from the same date last year.

      The breadth of California's economic recovery during the past 12 months has continued to foster optimism at the three major credit ratings agencies, each of which raised the state's General Obligation debt rating one "notch." At the end of this report period, the credit rating for California debt was A1 according to Moody's Investors Service and A+ according to both Standard & Poor's and Fitch Ratings. Among the factors cited in these upgrades were a sharp rise in tax collections and the state's progress in reducing fiscal imbalances.

      During this period, the Fund's holdings in Master Settlement Agreement ("MSA") tobacco-backed bonds, which accounted for 24.2% of Fund investments as of July 31, 2006, have contributed strongly to the Fund's yield and total return performance. MSA bonds are backed by the issuing State's (or U.S. territory's) share of proceeds from a national litigation settlement with tobacco manufacturers.

      The litigation environment in the past 12 months has continued to improve for the tobacco industry and, by extension, for MSA bonds. On December 15, 2005, the Illinois Supreme Court reversed a $10.1 billion judgment against Philip Morris USA that had been awarded by a lower court in 2003. Near the end of the period the Florida Supreme Court upheld an appellate court's reversal of a $145 billion judgment against cigarette manufacturers in the long-running Engle case. An action brought by the U.S. government against the tobacco industry is still pending, but we believe that final resolution of this matter will not carry negative consequences for the Fund's MSA bonds.

      MSA bond prices rose early in the report period amid widespread market speculation that these bonds might be "pre-refunded" by their issuers. In a pre-refunding, a municipality issues a new bond whose proceeds are escrowed in U.S. Government bonds and earmarked to pay off another previously issued--but not yet callable--municipal bond. When an outstanding bond is pre-refunded, its price generally rises significantly. During this report period, several MSA-backed bonds were pre-refunded--including bonds issued by the Northern California and Southern California tobacco securitization authorities for use in the City of Sacramento and San Diego County, respectively--and their prices rose. As a result, these holdings contributed to the Fund's yield and net asset value for the period. After the pre-refunding event, the Fund sold its holdings at a gain over their purchase price. The Fund also took strategic advantage of tax loss carry-forwards to ensure that no capital gain was distributed to shareholders. Pre-refunding of MSA-backed tobacco


                  13 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

bonds provides a particularly good example of how our yield-oriented investment strategy can result in both yield and price appreciation for individual bonds, generating attractive total return.

      The airline sector continues to have a positive impact on Fund performance. Airline-backed bonds comprised 1.9% of the Fund's investments as of July 31, 2006, with the great majority of these holdings backed by payments from American Airlines. Growing passenger traffic, capacity control and increased fares have helped to stabilize the financial picture at American Airlines. Despite increased fuel prices, American posted second-quarter profits, after years of losses, and many analysts expect this carrier to return to profitability in 2006. The Fund's holdings in airline sector bonds have been a positive contributor to total return in this report period.

      New Fund holdings have included many municipal bonds issued to finance the infrastructure of new real estate development projects during this report period. These bonds, sometimes known as "Special Tax" and "Special Assessment" bonds, represented more than one-third of the Fund's investments as of July 31, 2006. We believe that their credit structure can be particularly advantageous for municipal bond investors, as the payments that secure the bonds are on parity with real estate taxes. We use our own in-house research to identify bonds that we believe will create value for shareholders, and choose to invest in bonds for a broad mix of residential, commercial, retail, and office properties throughout California. We also diversify across time, picking projects in different stages of development, and this broad diversification serves to reduce the portfolio's exposure to risk.

      During this report period, financial difficulties in the Commonwealth of Puerto Rico led Moody's Investors Services and Standard & Poor's to issue downgrades on government-issued bonds. While bonds issued by Puerto Rico underperformed as prices were weakened by the broader market's reaction to government overspending and budget deficits, we believe that the government's more recent decisions to raise taxes and reinforce its financial structure will ultimately strengthen municipal bonds that the Fund continues to own. As we have continued to monitor developments in Puerto Rico, we have taken advantage of market weakness to add to positions in these bonds at favorable prices.

      The Fund has reduced holdings in municipal inverse-floating-rate securities during this report period. These holdings are generally highly liquid, tax-exempt securities whose interest payments move inversely to short-term interest rates: stated differently, an increase in short-term interest rates causes a decline in income from these securities. As the yield curve flattened and long-term interest rates rose slightly during this period, these securities offered higher-than-market rates but generated less income than in previous periods.


                  14 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The Fund's diversified portfolio includes a variety of bond types, structures and maturities, in an effort to mute the effects of any one variety. New municipal bond issues during this report period offered fewer higher-yielding municipal bonds, which typically possess a favorable balance of risk and reward for the Fund. In an effort to minimize overall income volatility in the Fund across the past 12 months, we continued to invest in select premium-coupon, callable bonds that may remain outstanding through periods of rising short-term interest rates.

      The "Rochester style" of municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce exposure to any individual risk. We continue to comb the market for bonds that offer attractive yields, and to monitor developing market conditions. Notwithstanding the change in the Fund's dividend distribution, we believe that shareholders will continue to benefit from highly competitive yields as market conditions continue to develop. Shareholders should note that market conditions during this report period did not affect the Fund's overall investment strategies or cause it to pay any capital gain distribution.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until July 31, 2006. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  15 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
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CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer California Municipal Fund (Class A)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer California
                           Municipal Fund              Lehman Brothers
   Date                       (Class A)              Municipal Bond Index

07/31/1996                       9,525                      10,000
10/31/1996                       9,758                      10,252
01/31/1997                       9,930                      10,415
04/30/1997                       9,966                      10,458
07/31/1997                      10,583                      11,025
10/31/1997                      10,667                      11,123
01/31/1998                      11,023                      11,468
04/30/1998                      10,913                      11,430
07/31/1998                      11,183                      11,686
10/31/1998                      11,472                      12,014
01/31/1999                      11,682                      12,231
04/30/1999                      11,667                      12,224
07/31/1999                      11,360                      12,022
10/31/1999                      10,855                      11,802
01/31/2000                      10,671                      11,787
04/30/2000                      11,038                      12,112
07/31/2000                      11,459                      12,541
10/31/2000                      11,758                      12,806
01/31/2001                      12,197                      13,353
04/30/2001                      12,106                      13,369
07/31/2001                      12,510                      13,804
10/31/2001                      12,906                      14,151
01/31/2002                      12,775                      14,140
04/30/2002                      12,871                      14,305
07/31/2002                      13,284                      14,731
10/31/2002                      13,363                      14,982
01/31/2003                      13,251                      15,196
04/30/2003                      13,212                      15,519
07/31/2003                      13,208                      15,262
10/31/2003                      13,831                      15,748
01/31/2004                      14,707                      16,136
04/30/2004                      14,418                      15,935
07/31/2004                      14,468                      16,145
10/31/2004                      15,349                      16,698
01/31/2005                      16,033                      16,919
04/30/2005                      16,519                      17,021
07/31/2005                      17,100                      17,169
10/31/2005                      17,111                      17,121
01/31/2006                      17,425                      17,398
04/30/2006                      17,539                      17,388
07/31/2006                      17,911                      17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -0.24%    5-Year  6.40%    10-Year  6.00%


                  16 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer California Municipal Fund (Class B)

      Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer California
                            Municipal Fund             Lehman Brothers
   Date                       (Class B)              Municipal Bond Index

07/31/1996                      10,000                      10,000
10/31/1996                      10,225                      10,252
01/31/1997                      10,384                      10,415
04/30/1997                      10,403                      10,458
07/31/1997                      11,027                      11,025
10/31/1997                      11,102                      11,123
01/31/1998                      11,451                      11,468
04/30/1998                      11,306                      11,430
07/31/1998                      11,563                      11,686
10/31/1998                      11,850                      12,014
01/31/1999                      12,034                      12,231
04/30/1999                      12,006                      12,224
07/31/1999                      11,658                      12,022
10/31/1999                      11,118                      11,802
01/31/2000                      10,920                      11,787
04/30/2000                      11,263                      12,112
07/31/2000                      11,670                      12,541
10/31/2000                      11,953                      12,806
01/31/2001                      12,387                      13,353
04/30/2001                      12,260                      13,369
07/31/2001                      12,657                      13,804
10/31/2001                      13,034                      14,151
01/31/2002                      12,876                      14,140
04/30/2002                      12,937                      14,305
07/31/2002                      13,348                      14,731
10/31/2002                      13,427                      14,982
01/31/2003                      13,315                      15,196
04/30/2003                      13,275                      15,519
07/31/2003                      13,272                      15,262
10/31/2003                      13,897                      15,748
01/31/2004                      14,777                      16,136
04/30/2004                      14,488                      15,935
07/31/2004                      14,538                      16,145
10/31/2004                      15,422                      16,698
01/31/2005                      16,110                      16,919
04/30/2005                      16,598                      17,021
07/31/2005                      17,183                      17,169
10/31/2005                      17,193                      17,121
01/31/2006                      17,509                      17,398
04/30/2006                      17,624                      17,388
07/31/2006                      17,997                      17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  -1.13%    5-Year  6.29%    10-Year  6.05%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  17 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

        Oppenheimer California Municipal Fund (Class C)

        Lehman Brothers Municipal Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer California
                            Municipal Fund              Lehman Brothers
Date                           (Class C)              Municipal Bond Index

07/31/1996                      10,000                      10,000
10/31/1996                      10,224                      10,252
01/31/1997                      10,383                      10,415
04/30/1997                      10,392                      10,458
07/31/1997                      11,026                      11,025
10/31/1997                      11,092                      11,123
01/31/1998                      11,441                      11,468
04/30/1998                      11,296                      11,430
07/31/1998                      11,564                      11,686
10/31/1998                      11,841                      12,014
01/31/1999                      12,025                      12,231
04/30/1999                      11,997                      12,224
07/31/1999                      11,648                      12,022
10/31/1999                      11,108                      11,802
01/31/2000                      10,910                      11,787
04/30/2000                      11,265                      12,112
07/31/2000                      11,661                      12,541
10/31/2000                      11,944                      12,806
01/31/2001                      12,378                      13,353
04/30/2001                      12,252                      13,369
07/31/2001                      12,649                      13,804
10/31/2001                      13,026                      14,151
01/31/2002                      12,869                      14,140
04/30/2002                      12,930                      14,305
07/31/2002                      13,320                      14,731
10/31/2002                      13,374                      14,982
01/31/2003                      13,236                      15,196
04/30/2003                      13,184                      15,519
07/31/2003                      13,142                      15,262
10/31/2003                      13,736                      15,748
01/31/2004                      14,579                      16,136
04/30/2004                      14,266                      15,935
07/31/2004                      14,287                      16,145
10/31/2004                      15,129                      16,698
01/31/2005                      15,775                      16,919
04/30/2005                      16,222                      17,021
07/31/2005                      16,762                      17,169
10/31/2005                      16,739                      17,121
01/31/2006                      17,014                      17,398
04/30/2006                      17,094                      17,388
07/31/2006                      17,407                      17,607

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 7/31/06

1-Year  2.86%     5-Year  6.59%    10-Year  5.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 4.75%; FOR CLASS B SHARES, AND THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C SHARES, THE 1% CONTINGENT DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 19 FOR FURTHER INFORMATION.


                  18 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS IN A HYPOTHETICAL INVESTMENT FOR THE PERIODS SHOWN. CUMULATIVE TOTAL RETURNS ARE NOT ANNUALIZED. THE FUND'S TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF INCOME TAXES ON AN INDIVIDUAL'S INVESTMENT. TAXES MAY REDUCE YOUR ACTUAL INVESTMENT RETURNS ON INCOME OR GAINS PAID BY THE FUND OR ANY GAINS YOU MAY REALIZE IF YOU SELL YOUR SHARES. THIS ANNUAL REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE OPPENHEIMER CALIFORNIA MUNICIPAL FUND. BEFORE INVESTING IN ANY OF THE OPPENHEIMER FUNDS, INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. FUND PROSPECTUSES CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUNDS. FOR MORE INFORMATION, ASK YOUR FINANCIAL ADVISOR, CALL US AT 1.8000.525.7048, OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ PROSPECTUSES CAREFULLY BEFORE INVESTING.

THE FUND'S INVESTMENT STRATEGY AND FOCUS CAN CHANGE OVER TIME. THE MENTION OF SPECIFIC FUND HOLDINGS DOES NOT CONSTITUTE A RECOMMENDATION BY OPPENHEIMERFUNDS, INC.

CLASS A shares of the Fund were first publicly offered on 11/3/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge. The Fund's maximum sales charge for Class A shares was lower prior to 1/31/86, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  19 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                  20 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                          BEGINNING           ENDING           EXPENSES
                          ACCOUNT             ACCOUNT          PAID DURING
                          VALUE               VALUE            6 MONTHS ENDED
                          (2/1/06)            (7/31/06)        JULY 31, 2006
--------------------------------------------------------------------------------
Class A Actual            $1,000.00           $1,027.90        $ 4.43
--------------------------------------------------------------------------------
Class A Hypothetical       1,000.00            1,020.43          4.42
--------------------------------------------------------------------------------
Class B Actual             1,000.00            1,023.10          8.36
--------------------------------------------------------------------------------
Class B Hypothetical       1,000.00            1,016.56          8.33
--------------------------------------------------------------------------------
Class C Actual             1,000.00            1,023.10          8.26
--------------------------------------------------------------------------------
Class C Hypothetical       1,000.00            1,016.66          8.23

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2006 are as follows:

CLASS       EXPENSE RATIOS
--------------------------
Class A          0.88%
--------------------------
Class B          1.66
--------------------------
Class C          1.64
--------------------------------------------------------------------------------


                  21 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  July 31, 2006
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--100.2%
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--91.0%
$     3,025,000  ABAG Finance Authority for NonProfit Corporations
                 (Channing House)                                                5.500%      02/15/2029    $      3,122,193
---------------------------------------------------------------------------------------------------------------------------
      1,660,000  ABAG Finance Authority for NonProfit Corporations
                 (S.F. Rincon Hill)                                              5.250       09/01/2036           1,665,727
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  ABAG Finance Authority for NonProfit Corporations
                 (Schools of Sacred Heart)                                       6.450       06/01/2030           1,058,380
---------------------------------------------------------------------------------------------------------------------------
         90,000  ABAG Finance Authority for NonProfit
                 Corporations COP                                                6.000       08/15/2020              91,018
---------------------------------------------------------------------------------------------------------------------------
        450,000  ABAG Finance Authority for NonProfit Corporations
                 COP (American Baptist Homes of the West)                        5.750       10/01/2017             452,502
---------------------------------------------------------------------------------------------------------------------------
        450,000  ABAG Finance Authority for NonProfit Corporations
                 COP (Lytton Gardens)                                            6.000       02/15/2019             465,242
---------------------------------------------------------------------------------------------------------------------------
        440,000  ABAG Finance Authority for NonProfit Corporations
                 COP (O'Connor Woods)                                            6.200       11/01/2029             470,906
---------------------------------------------------------------------------------------------------------------------------
      4,300,000  ABAG Finance Authority for NonProfit Corporations
                 COP (Redwood Senior Homes & Services)                           6.125       11/15/2032           4,609,858
---------------------------------------------------------------------------------------------------------------------------
        180,000  ABAG Improvement Bond Act 1915 (Windmere Ranch)                 6.150       09/02/2029             188,255
---------------------------------------------------------------------------------------------------------------------------
      2,675,000  Adelanto Elementary School District Community
                 Facilities District No. 1                                       5.250       09/01/2026           2,669,944
---------------------------------------------------------------------------------------------------------------------------
      7,310,000  Adelanto Elementary School District Community
                 Facilities District No. 1                                       5.350       09/01/2036           7,321,550
---------------------------------------------------------------------------------------------------------------------------
      1,145,000  Adelanto Elementary School District Community
                 Facilities District No. 1                                       5.400       09/01/2036           1,150,977
---------------------------------------------------------------------------------------------------------------------------
         55,000  Adelanto Improvement Agency, Series B                           5.500       12/01/2023              55,309
---------------------------------------------------------------------------------------------------------------------------
         50,000  Adelanto Public Financing Authority                             6.300       09/01/2028              50,595
---------------------------------------------------------------------------------------------------------------------------
         50,000  Affordable Hsg. Agency (Merced County Hsg. Authority)           6.000       01/01/2023              52,672
---------------------------------------------------------------------------------------------------------------------------
      5,295,000  Agua Mansa Industrial Growth Assoc. Special Tax                 6.500       09/01/2033           5,578,283
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Alameda COP 1                                                   5.750       12/01/2021           1,539,480
---------------------------------------------------------------------------------------------------------------------------
        200,000  Alameda Public Financing Authority                              5.450       09/02/2014             204,148
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Anaheim Public Financing Authority RITES 2                      9.120 3     12/28/2018           4,438,200
---------------------------------------------------------------------------------------------------------------------------
         25,000  Arcadia Hospital (Methodist Hospital of Southern CA)            6.625       11/15/2022              25,039
---------------------------------------------------------------------------------------------------------------------------
        500,000  Arvin Community Redevel. Agency                                 5.000       09/01/2025             497,240
---------------------------------------------------------------------------------------------------------------------------
      2,435,000  Arvin Community Redevel. Agency                                 5.125       09/01/2035           2,387,980
---------------------------------------------------------------------------------------------------------------------------
      2,025,000  Aztec Shops Auxiliary Organization
                 (San Diego State University)                                    6.000       09/01/2031           2,125,744
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Azusa Special Tax Community Facilities District
                 (Mountain Cove)                                                 6.000       09/01/2032           2,602,375
---------------------------------------------------------------------------------------------------------------------------
        615,000  Bakersfield Improvement Bond Act 1915                           5.350       09/02/2022             623,026
---------------------------------------------------------------------------------------------------------------------------
      2,310,000  Bakersfield Improvement Bond Act 1915                           5.400       09/02/2025           2,319,309
---------------------------------------------------------------------------------------------------------------------------
      3,700,000  Beaumont Financing Authority, Series A                          5.350       09/01/2036           3,710,656
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Beaumont Financing Authority, Series A                          5.750       09/01/2034           1,561,050


                  22 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,000,000  Beaumont Financing Authority, Series B                          5.350%      09/01/2028    $      1,030,240
---------------------------------------------------------------------------------------------------------------------------
      1,490,000  Beaumont Financing Authority, Series B                          5.400       09/01/2035           1,521,946
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Beaumont Financing Authority, Series B                          6.000       09/01/2034           5,295,700
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Beaumont Financing Authority, Series B                          6.000       09/01/2034           1,596,195
---------------------------------------------------------------------------------------------------------------------------
      2,340,000  Beaumont Financing Authority, Series C                          5.500       09/01/2035           2,377,253
---------------------------------------------------------------------------------------------------------------------------
      2,875,000  Beaumont Financing Authority, Series D                          5.800       09/01/2035           3,000,868
---------------------------------------------------------------------------------------------------------------------------
        490,000  Berkeley GO                                                     5.625       09/01/2027             498,497
---------------------------------------------------------------------------------------------------------------------------
        500,000  Blythe Community Facilities District Special Tax
                 (Hidden Beaches)                                                5.300       09/01/2035             503,940
---------------------------------------------------------------------------------------------------------------------------
         30,000  Blythe Redevel. Agency
                 (Redevel. Project No. 1 Tax Allocation)                         5.650       05/01/2029              31,123
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Brentwood Infrastructure Financing Authority 4                  5.200       09/02/2036           1,505,580
---------------------------------------------------------------------------------------------------------------------------
     20,000,000  CA County Tobacco Securitization Agency                         6.300 5     06/01/2055             794,800
---------------------------------------------------------------------------------------------------------------------------
     82,110,000  CA County Tobacco Securitization Agency                         6.420 5     06/01/2046           6,638,594
---------------------------------------------------------------------------------------------------------------------------
     71,700,000  CA County Tobacco Securitization Agency                         7.000 5     06/01/2055           2,546,784
---------------------------------------------------------------------------------------------------------------------------
    123,750,000  CA County Tobacco Securitization Agency                         7.250 5     06/01/2055           3,888,225
---------------------------------------------------------------------------------------------------------------------------
    347,900,000  CA County Tobacco Securitization Agency                         7.550 5     06/01/2055           9,765,553
---------------------------------------------------------------------------------------------------------------------------
    409,500,000  CA County Tobacco Securitization Agency                         8.250 5     06/01/2055          10,266,165
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  CA County Tobacco Securitization Agency (TASC)                  0.000 6     06/01/2036           4,041,500
---------------------------------------------------------------------------------------------------------------------------
     25,725,000  CA County Tobacco Securitization Agency (TASC)                  0.000 6     06/01/2041          20,793,260
---------------------------------------------------------------------------------------------------------------------------
     18,000,000  CA County Tobacco Securitization Agency (TASC)                  0.000 6     06/01/2046          14,579,820
---------------------------------------------------------------------------------------------------------------------------
     12,030,000  CA County Tobacco Securitization Agency (TASC)                  5.125       06/01/2038          11,991,624
---------------------------------------------------------------------------------------------------------------------------
      3,725,000  CA County Tobacco Securitization Agency (TASC)                  5.125       06/01/2038           3,713,117
---------------------------------------------------------------------------------------------------------------------------
     11,435,000  CA County Tobacco Securitization Agency (TASC)                  5.250       06/01/2045          11,438,087
---------------------------------------------------------------------------------------------------------------------------
      5,815,000  CA County Tobacco Securitization Agency (TASC)                  5.250       06/01/2045           5,816,570
---------------------------------------------------------------------------------------------------------------------------
      4,375,000  CA County Tobacco Securitization Agency (TASC) 1                5.750       06/01/2029           4,522,175
---------------------------------------------------------------------------------------------------------------------------
      6,230,000  CA County Tobacco Securitization Agency (TASC)                  5.875       06/01/2027           6,478,452
---------------------------------------------------------------------------------------------------------------------------
      9,125,000  CA County Tobacco Securitization Agency (TASC)                  5.875       06/01/2035           9,479,598
---------------------------------------------------------------------------------------------------------------------------
      1,250,000  CA County Tobacco Securitization Agency (TASC) 1                5.875       06/01/2043           1,298,575
---------------------------------------------------------------------------------------------------------------------------
     10,500,000  CA County Tobacco Securitization Agency (TASC)                  6.000       06/01/2035          10,985,310
---------------------------------------------------------------------------------------------------------------------------
     21,960,000  CA County Tobacco Securitization Agency (TASC)                  6.000       06/01/2042          22,978,505
---------------------------------------------------------------------------------------------------------------------------
     10,025,000  CA County Tobacco Securitization Agency (TASC)                  6.125       06/01/2038          10,552,516
---------------------------------------------------------------------------------------------------------------------------
         50,000  CA County Tobacco Securitization Agency (TASC)                  6.125       06/01/2043              52,631
---------------------------------------------------------------------------------------------------------------------------
     86,970,000  CA County Tobacco Securitization Agency (TASC)                  6.370 5     06/01/2046           7,168,067
---------------------------------------------------------------------------------------------------------------------------
     65,800,000  CA County Tobacco Securitization Agency (TASC)                  6.600 5     06/01/2046           4,738,258
---------------------------------------------------------------------------------------------------------------------------
        100,000  CA Dept. of Veterans Affairs Home Purchase                      5.100       12/01/2019             100,049
---------------------------------------------------------------------------------------------------------------------------
         75,000  CA Dept. of Veterans Affairs Home Purchase                      5.200       12/01/2027              75,032
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  CA Dept. of Veterans Affairs Home Purchase 1                    5.350       12/01/2027           1,055,540
---------------------------------------------------------------------------------------------------------------------------
         55,000  CA Dept. of Veterans Affairs Home Purchase                      5.500       12/01/2019              57,343
---------------------------------------------------------------------------------------------------------------------------
         20,000  CA Dept. of Water Resources (Center Valley)                     5.000       12/01/2029              20,194


                  23 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$        25,000  CA Educational Facilities Authority
                 (Golden Gate University)                                        5.500%      10/01/2031    $         25,515
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  CA Educational Facilities Authority
                 (Western University Health Sciences)                            6.000       10/01/2032           1,053,780
---------------------------------------------------------------------------------------------------------------------------
         45,000  CA GO                                                           5.000       04/01/2022              46,214
---------------------------------------------------------------------------------------------------------------------------
        500,000  CA GO                                                           5.000       02/01/2023             510,470
---------------------------------------------------------------------------------------------------------------------------
        130,000  CA GO                                                           5.000       10/01/2023             131,949
---------------------------------------------------------------------------------------------------------------------------
        100,000  CA GO                                                           5.000       02/01/2024             102,339
---------------------------------------------------------------------------------------------------------------------------
        155,000  CA GO                                                           5.000       08/01/2024             159,580
---------------------------------------------------------------------------------------------------------------------------
        310,000  CA GO                                                           5.000       03/01/2028             316,665
---------------------------------------------------------------------------------------------------------------------------
         10,000  CA GO                                                           5.000       02/01/2029              10,175
---------------------------------------------------------------------------------------------------------------------------
        200,000  CA GO                                                           5.000       02/01/2032             202,908
---------------------------------------------------------------------------------------------------------------------------
         30,000  CA GO                                                           5.000       02/01/2032              30,569
---------------------------------------------------------------------------------------------------------------------------
         15,000  CA GO                                                           5.000       02/01/2033              15,387
---------------------------------------------------------------------------------------------------------------------------
          5,000  CA GO                                                           5.125       02/01/2027               5,140
---------------------------------------------------------------------------------------------------------------------------
         20,000  CA GO                                                           5.125       03/01/2031              20,491
---------------------------------------------------------------------------------------------------------------------------
        250,000  CA GO                                                           5.125       06/01/2031             255,125
---------------------------------------------------------------------------------------------------------------------------
        100,000  CA GO                                                           5.150       10/01/2019             100,200
---------------------------------------------------------------------------------------------------------------------------
         40,000  CA GO                                                           5.250       04/01/2034              41,669
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA GO                                                           5.500       04/01/2019              25,068
---------------------------------------------------------------------------------------------------------------------------
        255,000  CA GO                                                           5.500       03/01/2020             255,347
---------------------------------------------------------------------------------------------------------------------------
          5,000  CA GO                                                           5.500       10/01/2022               5,010
---------------------------------------------------------------------------------------------------------------------------
        200,000  CA GO                                                           6.250       10/01/2019             200,698
---------------------------------------------------------------------------------------------------------------------------
     10,850,000  CA GO DRIVERS                                                   6.051 3     08/01/2013          11,267,508
---------------------------------------------------------------------------------------------------------------------------
     12,490,000  CA GO RITES                                                     5.380 3     06/01/2031          13,034,064
---------------------------------------------------------------------------------------------------------------------------
      4,560,000  CA GO ROLs                                                      6.070 3     02/01/2033           4,713,444
---------------------------------------------------------------------------------------------------------------------------
      5,425,000  CA GO ROLs                                                      8.440 3     06/01/2031           6,087,067
---------------------------------------------------------------------------------------------------------------------------
     16,070,000  CA Golden State Tobacco Securitization Corp.                    6.250       06/01/2033          17,573,991
---------------------------------------------------------------------------------------------------------------------------
     38,485,000  CA Golden State Tobacco Securitization Corp.                    6.625       06/01/2040          42,947,721
---------------------------------------------------------------------------------------------------------------------------
      1,555,000  CA Golden State Tobacco Securitization Corp.                    6.750       06/01/2039           1,750,464
---------------------------------------------------------------------------------------------------------------------------
      1,350,000  CA Golden State Tobacco Securitization Corp. 1                  7.800       06/01/2042           1,615,154
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  CA Golden State Tobacco Securitization Corp. 1                  7.900       06/01/2042           2,404,500
---------------------------------------------------------------------------------------------------------------------------
      2,805,000  CA Golden State Tobacco Securitization Corp. (TASC)             5.000       06/01/2045           2,819,726
---------------------------------------------------------------------------------------------------------------------------
      2,810,000  CA Golden State Tobacco Securitization Corp. (TASC)             7.875       06/01/2042           3,374,220
---------------------------------------------------------------------------------------------------------------------------
        150,000  CA Golden State Tobacco Securitization Corp. (TASC)             7.875       06/01/2042             180,119
---------------------------------------------------------------------------------------------------------------------------
      9,250,000  CA Golden State Tobacco Securitization Corp. ROLs               8.440 3     06/01/2035          10,352,785
---------------------------------------------------------------------------------------------------------------------------
     10,500,000  CA Health Facilities Financing Authority
                 (Cedars-Sinai Medical Center)                                   5.000       11/15/2034          10,616,655
---------------------------------------------------------------------------------------------------------------------------
         30,000  CA Health Facilities Financing Authority
                 (Pomona Valley Hosptial Medical Center)                         5.625       07/01/2019              31,044


                  24 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       140,000  CA Health Facilities Financing Authority
                 (Small Facilities Loan), Series B                               7.400%      04/01/2014    $        141,721
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA Health Facilities Financing Authority
                 (Stanford Health Care)                                          5.000       11/15/2028              25,531
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA HFA (Multifamily Hsg.), Series A                             5.900       02/01/2028              25,501
---------------------------------------------------------------------------------------------------------------------------
         35,000  CA HFA (Multifamily Hsg.), Series B                             5.500       08/01/2039              35,668
---------------------------------------------------------------------------------------------------------------------------
        205,000  CA HFA (Single Family Mtg.), Series A-2                         6.450       08/01/2025             207,280
---------------------------------------------------------------------------------------------------------------------------
         15,000  CA HFA, Series A                                                5.600       08/01/2011              15,245
---------------------------------------------------------------------------------------------------------------------------
         70,000  CA HFA, Series B                                                5.650       08/01/2014              70,072
---------------------------------------------------------------------------------------------------------------------------
        300,000  CA HFA, Series B                                                7.125       08/01/2024             302,781
---------------------------------------------------------------------------------------------------------------------------
        300,000  CA HFA, Series B-1                                              5.600       08/01/2017             306,777
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  CA HFA, Series E                                                5.000       02/01/2024          10,131,300
---------------------------------------------------------------------------------------------------------------------------
      9,350,000  CA HFA, Series E                                                5.050       02/01/2026           9,483,144
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  CA Municipal Finance Authority
                 (Cancer Center of Santa Barbara)                                5.000       06/01/2036           3,054,630
---------------------------------------------------------------------------------------------------------------------------
     11,500,000  CA Pollution Control Financing Authority
                 (Browning-Ferris Industries)                                    6.875       11/01/2027          11,574,290
---------------------------------------------------------------------------------------------------------------------------
         30,000  CA Pollution Control Financing Authority
                 (General Motors Corp.)                                          5.500       04/01/2008              29,790
---------------------------------------------------------------------------------------------------------------------------
        420,000  CA Pollution Control Financing Authority
                 (Mobil Oil Corp.)                                               5.500       12/01/2029             430,492
---------------------------------------------------------------------------------------------------------------------------
        145,000  CA Pollution Control Financing Authority
                 (San Diego Gas & Electric Company)                              5.850       06/01/2021             145,233
---------------------------------------------------------------------------------------------------------------------------
        975,000  CA Pollution Control Financing Authority
                 (San Diego Gas & Electric Company)                              5.850       06/01/2021             976,307
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  CA Pollution Control Financing Authority
                 (Waste Management)                                              5.400       04/01/2025           3,114,180
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA Public Works (Dept. of Corrections)                          5.250       06/01/2028              25,977
---------------------------------------------------------------------------------------------------------------------------
        200,000  CA Public Works (Dept. of General Services)                     5.000       12/01/2027             205,390
---------------------------------------------------------------------------------------------------------------------------
        425,000  CA Public Works (State Universities)                            5.500       12/01/2018             425,315
---------------------------------------------------------------------------------------------------------------------------
         50,000  CA Public Works (State Universities)                            5.500       06/01/2019              50,070
---------------------------------------------------------------------------------------------------------------------------
         50,000  CA Public Works (State Universities)                            5.500       06/01/2021              50,069
---------------------------------------------------------------------------------------------------------------------------
        615,000  CA Public Works (State Universities)                            5.500       06/01/2021             615,843
---------------------------------------------------------------------------------------------------------------------------
        870,000  CA Public Works (State Universities)                            5.500       06/01/2021             870,600
---------------------------------------------------------------------------------------------------------------------------
        535,000  CA Public Works
                 (Various California Universities)                               5.500       06/01/2019             537,274
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  CA Rural Home Mtg. Finance Authority
                 (Single Family Mtg.) 1                                          5.500       08/01/2047           4,242,840
---------------------------------------------------------------------------------------------------------------------------
        500,000  CA Rural Home Mtg. Finance Authority
                 (Single Family Mtg.)                                            5.500       08/01/2047             506,055
---------------------------------------------------------------------------------------------------------------------------
         30,000  CA Rural Home Mtg. Finance Authority
                 (Single Family Mtg.), Series D                                  6.700       05/01/2029              30,566


                  25 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       100,000  CA Statewide CDA                                                6.530% 5    09/01/2028    $         24,115
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA Statewide CDA                                                6.625       09/01/2027              25,420
---------------------------------------------------------------------------------------------------------------------------
         50,000  CA Statewide CDA                                                6.750       09/01/2037              53,857
---------------------------------------------------------------------------------------------------------------------------
        100,000  CA Statewide CDA                                                6.770 5     09/01/2034              15,192
---------------------------------------------------------------------------------------------------------------------------
      5,400,000  CA Statewide CDA (Berkeley Montessori School)                   7.250       10/01/2033           5,901,822
---------------------------------------------------------------------------------------------------------------------------
        265,000  CA Statewide CDA (CA Odd Fellow Hsg.)                           5.500       10/01/2023             265,193
---------------------------------------------------------------------------------------------------------------------------
        840,000  CA Statewide CDA (Citrus Gardens Apartments)                    6.500       07/01/2032             871,189
---------------------------------------------------------------------------------------------------------------------------
      1,415,000  CA Statewide CDA (Citrus Gardens Apartments)                    9.000       07/01/2032           1,415,085
---------------------------------------------------------------------------------------------------------------------------
      2,290,000  CA Statewide CDA (Clara)                                        5.050       01/20/2041           2,304,633
---------------------------------------------------------------------------------------------------------------------------
      1,250,000  CA Statewide CDA (East Tabor Apartments)                        6.850       08/20/2036           1,373,650
---------------------------------------------------------------------------------------------------------------------------
      9,800,000  CA Statewide CDA (East Valley Tourist)                          9.250       10/01/2020          10,698,856
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  CA Statewide CDA (Fairfield Apartments)                         7.250       01/01/2035           4,451,900
---------------------------------------------------------------------------------------------------------------------------
      4,200,000  CA Statewide CDA
                 (Family House & Housing Foundation-Torrence I) 1                7.000       04/20/2036           4,783,548
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  CA Statewide CDA (John F. Kennedy University)                   6.750       10/01/2033           5,140,650
---------------------------------------------------------------------------------------------------------------------------
      2,050,000  CA Statewide CDA (Kaiser Permanente) 1                          5.300       12/01/2015           2,119,803
---------------------------------------------------------------------------------------------------------------------------
      2,750,000  CA Statewide CDA (Live Oak School)                              6.750       10/01/2030           2,926,935
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  CA Statewide CDA (Marin Montessori School)                      7.000       10/01/2033           6,519,180
---------------------------------------------------------------------------------------------------------------------------
      6,590,000  CA Statewide CDA (Mountain Shadows Community) 1                 5.000       07/01/2031           6,643,577
---------------------------------------------------------------------------------------------------------------------------
      1,400,000  CA Statewide CDA (Napa Valley Hospice)                          7.000       01/01/2034           1,454,992
---------------------------------------------------------------------------------------------------------------------------
      1,650,000  CA Statewide CDA (Notre Dame de Namur University)               6.500       10/01/2023           1,754,016
---------------------------------------------------------------------------------------------------------------------------
      1,635,000  CA Statewide CDA (Notre Dame de Namur University)               6.625       10/01/2033           1,737,106
---------------------------------------------------------------------------------------------------------------------------
      1,445,000  CA Statewide CDA (Quail Ridge Apartments)                       6.500       07/01/2032           1,484,882
---------------------------------------------------------------------------------------------------------------------------
      2,080,000  CA Statewide CDA (Quail Ridge Apartments)                       9.000       07/01/2032           2,052,003
---------------------------------------------------------------------------------------------------------------------------
        475,000  CA Statewide CDA (Rio Bravo)                                    6.300       12/01/2018             482,348
---------------------------------------------------------------------------------------------------------------------------
      1,935,000  CA Statewide CDA (Sonoma Country Day School)                    6.000       01/01/2029           1,831,303
---------------------------------------------------------------------------------------------------------------------------
        160,000  CA Statewide CDA (Stonehaven Student Hsg.)                      5.875       07/01/2032             170,182
---------------------------------------------------------------------------------------------------------------------------
         15,000  CA Statewide CDA (Sutter Health Obligated Group)                5.500       08/15/2034              15,874
---------------------------------------------------------------------------------------------------------------------------
     13,000,000  CA Statewide CDA (Sutter Health)                                5.000       11/15/2043          13,084,500
---------------------------------------------------------------------------------------------------------------------------
        400,000  CA Statewide CDA (Sycamore)                                     6.000       03/20/2038             430,652
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  CA Statewide CDA (Turning Point)                                6.500       11/01/2031           4,213,360
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA Statewide CDA COP (Internext Group)                          5.375       04/01/2030              25,106
---------------------------------------------------------------------------------------------------------------------------
      1,940,000  CA Statewide CDA COP (Windward School)                          6.900       09/01/2023           1,981,535
---------------------------------------------------------------------------------------------------------------------------
      9,000,000  CA Statewide CDA Linked PARS & INFLOS 1                         5.600 3     10/01/2011           9,540,630
---------------------------------------------------------------------------------------------------------------------------
        500,000  CA Statewide CDA, Series A                                      5.200       09/02/2025             509,405
---------------------------------------------------------------------------------------------------------------------------
      1,900,000  CA Statewide CDA, Series A                                      5.350       09/02/2035           1,940,964
---------------------------------------------------------------------------------------------------------------------------
    141,950,000  CA Statewide Financing Authority Tobacco Settlement             6.250 5     06/01/2046          12,342,553
---------------------------------------------------------------------------------------------------------------------------
     45,175,000  CA Statewide Financing Authority Tobacco Settlement             6.380 5     06/01/2046           3,719,710
---------------------------------------------------------------------------------------------------------------------------
    220,000,000  CA Statewide Financing Authority Tobacco Settlement             7.880 5     06/01/2055           5,363,600


                  26 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     5,000,000  CA Statewide Financing Authority Tobacco Settlement
                 (TASC)                                                          6.000%      05/01/2037    $      5,228,950
---------------------------------------------------------------------------------------------------------------------------
     11,745,000  CA Statewide Financing Authority Tobacco Settlement
                 (TASC)                                                          6.000       05/01/2043          12,282,804
---------------------------------------------------------------------------------------------------------------------------
     30,000,000  CA Statewide Financing Authority Tobacco Settlement
                 (TASC)                                                          6.000       05/01/2043          31,373,700
---------------------------------------------------------------------------------------------------------------------------
      3,720,000  CA Valley Health System COP                                     6.875       05/15/2023           3,724,910
---------------------------------------------------------------------------------------------------------------------------
         75,000  CA Valley Health System, Series A                               6.500       05/15/2025              76,655
---------------------------------------------------------------------------------------------------------------------------
        120,000  CA Veterans GO                                                  4.700       12/01/2012             120,025
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  CA Veterans GO 1                                                4.700       12/01/2017           5,015,850
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  CA Veterans GO                                                  5.600       12/01/2032           2,528,125
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  CA Veterans GO, Series B                                        5.450       12/01/2017           1,503,420
---------------------------------------------------------------------------------------------------------------------------
      6,845,000  CA Veterans GO, Series BH 1                                     5.600       12/01/2032           6,933,848
---------------------------------------------------------------------------------------------------------------------------
         55,000  CA Veterans GO, Series BP                                       5.500       12/01/2026              55,033
---------------------------------------------------------------------------------------------------------------------------
        150,000  CA Veterans GO, Series BR                                       5.250       12/01/2026             150,054
---------------------------------------------------------------------------------------------------------------------------
        565,000  CA Veterans GO, Series BT                                       5.000       12/01/2012             567,079
---------------------------------------------------------------------------------------------------------------------------
      6,250,000  CA Veterans GO, Series BT                                       5.375       12/01/2016           6,281,500
---------------------------------------------------------------------------------------------------------------------------
     12,000,000  CA Veterans GO, Series BZ                                       5.350       12/01/2021          12,228,480
---------------------------------------------------------------------------------------------------------------------------
         25,000  CA Water Resource Devel. GO, Series S                           5.500       04/01/2009              25,033
---------------------------------------------------------------------------------------------------------------------------
      2,870,000  Calaveras County Special Tax Community Facilities
                 District No. 2                                                  7.000       09/01/2026           3,146,955
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Calexico Community Facilities District No. 2005-1
                 Special Tax (Hearthstone)                                       5.500       09/01/2036           2,527,825
---------------------------------------------------------------------------------------------------------------------------
      2,325,000  Calexico Community Facilities District No. 2005-1
                 Special Tax (Hearthstone)                                       5.550       09/01/2036           2,342,554
---------------------------------------------------------------------------------------------------------------------------
      2,270,000  Campbell Redevel. Agency Tax Allocation                         6.600       10/01/2032           2,416,256
---------------------------------------------------------------------------------------------------------------------------
         25,000  Carlsbad Improvement Bond Act 1915                              5.500       09/02/2028              25,003
---------------------------------------------------------------------------------------------------------------------------
      1,480,000  Carlsbad Special Tax Community Facilities District No. 3        5.300       09/01/2036           1,467,834
---------------------------------------------------------------------------------------------------------------------------
         25,000  Carson Improvement Bond Act 1915                                6.350       09/02/2023              25,789
---------------------------------------------------------------------------------------------------------------------------
      1,415,000  Carson Improvement Bond Act 1915                                7.375       09/02/2022           1,451,932
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  Carson Redevel. Agency                                          6.000       01/01/2035           6,241,440
---------------------------------------------------------------------------------------------------------------------------
        100,000  Central CA Joint Powers Health Financing Authority
                 COP (CHCC)                                                      6.000       02/01/2020             104,612
---------------------------------------------------------------------------------------------------------------------------
         50,000  Central CA Joint Powers Health Financing Authority
                 COP (CHCC/FCHMC/SHF Obligated Group)                            6.000       02/01/2030              52,033
---------------------------------------------------------------------------------------------------------------------------
      2,190,000  Chino Community Facilities District Special Tax                 5.150       09/01/2036           2,171,692
---------------------------------------------------------------------------------------------------------------------------
      1,200,000  Chino Community Facilities District Special Tax                 6.000       09/01/2028           1,264,572
---------------------------------------------------------------------------------------------------------------------------
      1,340,000  Chino Community Facilities District Special Tax                 6.000       09/01/2033           1,405,606
---------------------------------------------------------------------------------------------------------------------------
          5,000  Chino Valley Unified School District COP                        5.000       09/01/2026               5,165
---------------------------------------------------------------------------------------------------------------------------
      2,790,000  Chowchilla Redevel. Agency 1                                    5.000       08/01/2037           2,832,017
---------------------------------------------------------------------------------------------------------------------------
      1,825,000  Chowchilla Redevel. Agency                                      5.000       08/01/2037           1,852,485


                  27 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     6,840,000  Chula Vista Redevel. Agency (Bayfront)                          7.625%      09/01/2024    $      6,929,467
---------------------------------------------------------------------------------------------------------------------------
        500,000  Chula Vista Redevel. Agency (Bayfront) 2                        8.250       05/01/2024             510,225
---------------------------------------------------------------------------------------------------------------------------
      2,670,000  Chula Vista Redevel. Agency (Otay Ranch Village Seven)          5.350       09/01/2036           2,699,957
---------------------------------------------------------------------------------------------------------------------------
      1,825,000  Coalinga Regional Medical Center COP                            5.750       09/01/2024           1,885,097
---------------------------------------------------------------------------------------------------------------------------
      3,040,000  Coalinga Regional Medical Center COP                            6.000       09/01/2034           3,109,616
---------------------------------------------------------------------------------------------------------------------------
      2,280,000  Colton Community Facilities District Special Tax                7.500       09/01/2020           2,457,407
---------------------------------------------------------------------------------------------------------------------------
      2,800,000  Commerce Community Devel. Corp. Tax Allocation                  6.000       08/01/2021           2,897,132
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Corcoran Hospital District, Series A                            5.000       08/01/2035           4,074,080
---------------------------------------------------------------------------------------------------------------------------
      2,005,000  Corona Community Facilities District (Buchanan Street)          5.150       09/01/2036           1,988,238
---------------------------------------------------------------------------------------------------------------------------
      1,750,000  Corona-Norco Unified School District Community
                 Facilities District No. 04-1                                    5.200       09/01/2036           1,748,600
---------------------------------------------------------------------------------------------------------------------------
      3,335,000  Davis Public Facilities Financing Authority
                 (Mace Ranch Area)                                               6.600       09/01/2025           3,476,371
---------------------------------------------------------------------------------------------------------------------------
        500,000  Downey Community Devel. Commission Tax Allocation
                 (Downey Redevel.)                                               5.125       08/01/2028             504,240
---------------------------------------------------------------------------------------------------------------------------
      8,450,000  Duarte COP (Hope National Medical Center)                       5.250       04/01/2031           8,601,424
---------------------------------------------------------------------------------------------------------------------------
      3,280,000  East Palo Alto Redevel. Agency Tax Allocation
                 (University Circle-Gateway)                                     6.625       10/01/2029           3,480,506
---------------------------------------------------------------------------------------------------------------------------
        400,000  Eastern CA Municipal Water District                             5.125       09/01/2035             398,184
---------------------------------------------------------------------------------------------------------------------------
        525,000  Eastern CA Municipal Water District                             5.200       09/01/2036             524,580
---------------------------------------------------------------------------------------------------------------------------
      3,740,000  Eastern CA Municipal Water District                             5.250       09/01/2035           3,765,357
---------------------------------------------------------------------------------------------------------------------------
      1,205,000  Eastern CA Municipal Water District                             5.250       09/01/2036           1,209,314
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Eastern CA Municipal Water District
                 (Crown Valley Village)                                          5.625       09/01/2034           1,530,270
---------------------------------------------------------------------------------------------------------------------------
        160,000  Eastern CA Municipal Water District (Serena Hills)              6.000       09/01/2033             163,414
---------------------------------------------------------------------------------------------------------------------------
      1,725,000  Eastern CA Municipal Water District Improvement
                 Bond Act 1915                                                   5.500       09/02/2035           1,743,475
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  El Dorado County Special Tax                                    5.250       09/01/2035           4,013,800
---------------------------------------------------------------------------------------------------------------------------
      1,900,000  El Dorado County Special Tax                                    5.350       09/01/2035           1,919,646
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Escondido Joint Powers Financing Authority
                 (California Center for the Arts) 1                              6.000       09/01/2018           2,011,540
---------------------------------------------------------------------------------------------------------------------------
        700,000  Farmersville Unified School District COP                        5.000       08/01/2026             701,659
---------------------------------------------------------------------------------------------------------------------------
        570,000  Fillmore Redevel. Agency Tax Allocation 4                       5.000       05/01/2014             571,590
---------------------------------------------------------------------------------------------------------------------------
        760,000  Fillmore Redevel. Agency Tax Allocation 4                       5.000       05/01/2015             761,277
---------------------------------------------------------------------------------------------------------------------------
        935,000  Fillmore Redevel. Agency Tax Allocation 4                       5.000       05/01/2016             933,139
---------------------------------------------------------------------------------------------------------------------------
      1,080,000  Fillmore Redevel. Agency Tax Allocation 4                       5.000       05/01/2017           1,069,740
---------------------------------------------------------------------------------------------------------------------------
      1,135,000  Fillmore Redevel. Agency Tax Allocation 4                       5.000       05/01/2018           1,125,466
---------------------------------------------------------------------------------------------------------------------------
      4,000,000  Fillmore Redevel. Agency Tax Allocation 4                       5.125       05/01/2021           3,962,960
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Fillmore Redevel. Agency Tax Allocation 4                       5.300       05/01/2023           2,998,080
---------------------------------------------------------------------------------------------------------------------------
     13,000,000  Fillmore Redevel. Agency Tax Allocation 4                       5.375       05/01/2031          13,008,970
---------------------------------------------------------------------------------------------------------------------------
      1,625,000  Folsom Special Tax Community Facilities District No. 10         6.300       09/01/2012           1,713,693


                  28 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     8,500,000  Folsom Special Tax Community Facilities
                 District No. 10                                                 6.875%      09/01/2019    $      9,142,515
---------------------------------------------------------------------------------------------------------------------------
         10,000  Fontana Redevel. Agency (Jurupa Hills)                          5.500       10/01/2027              10,269
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  Foothill Eastern Transportation Corridor Agency
                 Toll Road                                                       5.880 5     01/15/2030           2,566,200
---------------------------------------------------------------------------------------------------------------------------
      5,100,000  Freemont Community Facilities District
                 (Pacific Commons)                                               5.375       09/01/2036           5,106,987
---------------------------------------------------------------------------------------------------------------------------
      1,675,000  Hawthorne Community Redevel. Agency Special Tax 2               7.200       10/01/2025           1,706,138
---------------------------------------------------------------------------------------------------------------------------
      1,180,000  Hawthorne Community Redevel. Agency Special Tax 2               7.200       10/01/2025           1,201,936
---------------------------------------------------------------------------------------------------------------------------
      1,165,000  Heber Public Utilities District (Heber Meadows)                 5.300       09/01/2035           1,174,180
---------------------------------------------------------------------------------------------------------------------------
         45,000  Hemet Community Facilities District                             6.400       09/01/2022              51,710
---------------------------------------------------------------------------------------------------------------------------
      1,505,000  Hemet Unified School District                                   5.250       09/01/2035           1,509,786
---------------------------------------------------------------------------------------------------------------------------
      1,370,000  Hesperia Public Financing Authority, Tranche A                  0.000 6     09/01/2035           1,370,027
---------------------------------------------------------------------------------------------------------------------------
      3,375,000  Hesperia Public Financing Authority, Tranche B                  0.000 6     09/01/2035           3,375,068
---------------------------------------------------------------------------------------------------------------------------
      3,355,000  Hesperia Public Financing Authority, Tranche C                  0.000 6     09/01/2035           3,355,067
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Huntington Park Public Financing Authority, Series A 2          6.200       10/01/2025           3,093,210
---------------------------------------------------------------------------------------------------------------------------
      7,000,000  Independent Cities Lease Finance Authority (Caritas)            5.200       08/15/2045           7,102,690
---------------------------------------------------------------------------------------------------------------------------
        130,000  Independent Cities Lease Finance Authority
                 (El Granada Mobile Home Park)                                   6.000       05/15/2034             136,283
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Independent Cities Lease Finance Authority
                 (San Juan Mobile Estates)                                       5.125       05/15/2041           3,007,770
---------------------------------------------------------------------------------------------------------------------------
        500,000  Independent Cities Lease Finance Authority
                 (San Juan Mobile Estates)                                       5.450       05/15/2026             493,700
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  Independent Cities Lease Finance Authority
                 (San Juan Mobile Estates)                                       5.850       05/15/2041           1,103,872
---------------------------------------------------------------------------------------------------------------------------
      1,275,000  Indio Community Facilities District (Terra Lago)                5.100       09/01/2030           1,267,070
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Indio Community Facilities District (Terra Lago)                5.150       09/01/2035             991,760
---------------------------------------------------------------------------------------------------------------------------
      1,090,000  Indio Community Facilities District (Terra Lago)                5.150       09/01/2035           1,081,018
---------------------------------------------------------------------------------------------------------------------------
      2,445,000  Indio Community Facilities District Special Tax                 5.200       09/01/2027           2,459,450
---------------------------------------------------------------------------------------------------------------------------
      2,215,000  Indio Community Facilities District Special Tax                 5.250       09/01/2027           2,239,587
---------------------------------------------------------------------------------------------------------------------------
      2,520,000  Indio Community Facilities District Special Tax                 5.250       09/01/2036           2,532,247
---------------------------------------------------------------------------------------------------------------------------
      4,095,000  Indio Community Facilities District Special Tax                 5.250       09/01/2036           4,114,902
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Indio Improvement Bond Act 1915 Assessment
                 District No. 2003-03                                            6.125       09/02/2029           2,105,160
---------------------------------------------------------------------------------------------------------------------------
      2,820,000  Indio Improvement Bond Act 1915 Assessment
                 District No. 2004-3                                             5.500       09/02/2030           2,903,641
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Indio Public Financing Authority                                6.100       09/02/2029           2,157,220
---------------------------------------------------------------------------------------------------------------------------
      4,250,000  Indio Redevel. Agency Tax, Series B                             6.500       08/15/2034           4,616,393
---------------------------------------------------------------------------------------------------------------------------
      1,540,000  Jurupa Unified School District                                  5.450       09/01/2035           1,566,965
---------------------------------------------------------------------------------------------------------------------------
      3,455,000  Kern County Hsg. Authority (Pioneer Pines)                      6.150       10/20/2043           3,769,440
---------------------------------------------------------------------------------------------------------------------------
      4,500,000  La Verne COP (Bethren Hillcrest Homes)                          6.625       02/15/2025           4,892,535


                  29 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     2,020,000  Lake Elsinore Community Facilities
                 District No. 2006-2 Special Tax (Viscaya)                       5.400%      09/01/2036    $      2,038,988
---------------------------------------------------------------------------------------------------------------------------
      1,710,000  Lake Elsinore Public Financing Authority, Series F              7.100       09/01/2020           1,792,781
---------------------------------------------------------------------------------------------------------------------------
        980,000  Lake Elsinore Special Tax                                       5.200       09/01/2026             988,644
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  Lake Elsinore Special Tax                                       5.350       09/01/2036           1,110,362
---------------------------------------------------------------------------------------------------------------------------
      1,210,000  Lake Elsinore Special Tax                                       5.350       09/01/2036           1,213,485
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Lake Elsinore Special Tax                                       5.450       09/01/2036           2,025,320
---------------------------------------------------------------------------------------------------------------------------
      3,430,000  Lake Elsinore Unified School District                           5.350       09/01/2035           3,462,311
---------------------------------------------------------------------------------------------------------------------------
      1,220,000  Lake Elsinore Unified School District                           5.350       09/01/2035           1,231,492
---------------------------------------------------------------------------------------------------------------------------
      1,240,000  Lake Elsinore Unified School District                           5.400       09/01/2035           1,252,797
---------------------------------------------------------------------------------------------------------------------------
      1,800,000  Lathrop Financing Authority (Water Supply)                      6.000       06/01/2035           1,878,102
---------------------------------------------------------------------------------------------------------------------------
      3,430,000  Lathrop Improvement Bond Act 1915                               5.100       09/02/2035           3,376,183
---------------------------------------------------------------------------------------------------------------------------
         50,000  Lathrop Improvement Bond Act 1915                               6.000       09/02/2022              51,520
---------------------------------------------------------------------------------------------------------------------------
         20,000  Lathrop Improvement Bond Act 1915
                 (Mossdale Village)                                              6.125       09/02/2028              20,624
---------------------------------------------------------------------------------------------------------------------------
      4,500,000  Lathrop Special Tax Community Facilities
                 District No. 03-2                                               7.000       09/01/2033           4,653,765
---------------------------------------------------------------------------------------------------------------------------
         50,000  Lee Lake Water District Community Facilties
                 District No. 1 (Sycamore Creek)                                 6.000       09/01/2033              52,994
---------------------------------------------------------------------------------------------------------------------------
        750,000  Lincoln Special Tax                                             5.900       09/01/2024             798,480
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Lincoln Special Tax                                             5.950       09/01/2028           1,062,250
---------------------------------------------------------------------------------------------------------------------------
      1,305,000  Lindsay Redevel. Agency                                         5.000       08/01/2025           1,334,911
---------------------------------------------------------------------------------------------------------------------------
      2,290,000  Lindsay Redevel. Agency                                         5.000       08/01/2035           2,327,350
---------------------------------------------------------------------------------------------------------------------------
         25,000  Loma Linda Collateralized Loan (Redlands)                       7.375       06/01/2009              25,733
---------------------------------------------------------------------------------------------------------------------------
         25,000  Long Beach Bond Finance Authority
                 (Aquarium of the South Pacific)                                 5.000       11/01/2026              25,707
---------------------------------------------------------------------------------------------------------------------------
     10,770,000  Long Beach Bond Finance Authority
                 (Hsg. & Gas Utility)                                            5.000       08/01/2035          11,008,879
---------------------------------------------------------------------------------------------------------------------------
        430,000  Los Alamitos Unified School District COP                        5.600       02/01/2022             437,934
---------------------------------------------------------------------------------------------------------------------------
      1,485,000  Los Angeles Community Redevel. Agency
                 (Grand Central Square) 1                                        5.850       12/01/2026           1,485,950
---------------------------------------------------------------------------------------------------------------------------
      2,720,000  Los Angeles Community Redevel. Agency
                 (Manchester Social Services) 1                                  5.000       09/01/2037           2,787,347
---------------------------------------------------------------------------------------------------------------------------
        315,000  Los Angeles County Public Works Financing Authority             5.250       09/01/2013             321,640
---------------------------------------------------------------------------------------------------------------------------
      2,375,000  Los Angeles Dept. of Water & Power RITES                        6.432 3     07/01/2024           2,504,390
---------------------------------------------------------------------------------------------------------------------------
        200,000  Los Angeles Dept. of Water & Power, Series A                    5.125       07/01/2041             204,866
---------------------------------------------------------------------------------------------------------------------------
        350,000  Los Angeles Harbor Dept. 1                                      5.375       11/01/2025             354,564
---------------------------------------------------------------------------------------------------------------------------
      4,400,000  Los Angeles Harbor Dept. ROLs                                   8.534 3     08/01/2025           4,920,872
---------------------------------------------------------------------------------------------------------------------------
      4,625,000  Los Angeles Harbor Dept. ROLs 1                                 8.537 3     08/01/2026           5,121,170
---------------------------------------------------------------------------------------------------------------------------
         10,000  Los Angeles Harbor Dept., Series B                              5.375       11/01/2019              10,127
---------------------------------------------------------------------------------------------------------------------------
      5,230,000  Los Angeles Hsg. (Park Plaza)                                   5.500       01/20/2043           5,436,742


                  30 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,500,000  Los Angeles IDA (Santee Court Parking Facility)                 5.000%      12/01/2020    $      1,499,130
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  Los Angeles IDA (Santee Court Parking Facility)                 5.000       12/01/2027           1,096,348
---------------------------------------------------------------------------------------------------------------------------
         25,000  Los Angeles Regional Airports Improvement Corp.
                 (United Airlines) 8                                             8.800       11/15/2021              23,000
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Los Angeles Unified School District ROLs                        7.506 3     07/01/2015           2,852,475
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Los Angeles Unified School District ROLs                        7.506 3     07/01/2016           2,852,475
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Los Angeles Unified School District ROLs                        7.506 3     07/01/2017           1,711,485
---------------------------------------------------------------------------------------------------------------------------
         15,000  Los Gatos Union School District                                 5.000       08/01/2024              15,519
---------------------------------------------------------------------------------------------------------------------------
         65,000  M-S-R Public Power Agency (San Juan)                            6.000       07/01/2022              71,286
---------------------------------------------------------------------------------------------------------------------------
      4,550,000  M-S-R Public Power Agency (San Juan) ROLs                       5.363 3     07/01/2017           4,563,468
---------------------------------------------------------------------------------------------------------------------------
        135,000  Madera County COP (Valley Children's Hospital)                  5.750       03/15/2028             136,455
---------------------------------------------------------------------------------------------------------------------------
         50,000  Marina Community Facilities District Special Tax                6.250       09/01/2023              51,567
---------------------------------------------------------------------------------------------------------------------------
      1,375,000  Mendota Joint Powers Financing Authority Wastewater             5.150       07/01/2035           1,363,698
---------------------------------------------------------------------------------------------------------------------------
        915,000  Menifee Union School District Special Tax                       5.200       09/01/2030             918,248
---------------------------------------------------------------------------------------------------------------------------
        400,000  Menifee Union School District Special Tax                       5.200       09/01/2035             399,684
---------------------------------------------------------------------------------------------------------------------------
        500,000  Menifee Union School District Special Tax                       5.250       09/01/2035             501,445
---------------------------------------------------------------------------------------------------------------------------
      1,010,000  Menifee Union School District Special Tax                       5.250       09/01/2036           1,013,212
---------------------------------------------------------------------------------------------------------------------------
        690,000  Menifee Union School District Special Tax                       5.500       09/01/2034             702,303
---------------------------------------------------------------------------------------------------------------------------
        385,000  Menifee Union School District Special Tax                       5.500       09/01/2034             391,865
---------------------------------------------------------------------------------------------------------------------------
      3,250,000  Merced Irrigation District ROLs 1                               9.642 3     09/01/2036           3,984,825
---------------------------------------------------------------------------------------------------------------------------
      1,785,000  Mission Springs Water District                                  5.200       09/02/2032           1,787,981
---------------------------------------------------------------------------------------------------------------------------
         25,000  Mission Viejo Community Devel.
                 (City Hall Construction/Library)                                5.000       05/01/2028              25,512
---------------------------------------------------------------------------------------------------------------------------
        460,000  Modesto Irrigation District COP                                 5.300       07/01/2022             460,511
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Modesto Special Tax Community Facilities
                 District No. 4                                                  5.150       09/01/2036           2,974,920
---------------------------------------------------------------------------------------------------------------------------
      4,250,000  Moorpark Community Facilities District No. 2004-1
                 (Moorpark Highlands)                                            5.300       09/01/2038           4,294,455
---------------------------------------------------------------------------------------------------------------------------
      1,475,000  Moreno Valley Unified School District Community
                 Facilities District                                             5.150       09/01/2035           1,462,846
---------------------------------------------------------------------------------------------------------------------------
        680,000  Moreno Valley Unified School District Community
                 Facilities District No. 2004-5                                  5.200       09/01/2036             679,456
---------------------------------------------------------------------------------------------------------------------------
        875,000  Murrieta Community Facilities District
                 (Murrieta Fields)                                               5.250       09/01/2035             874,309
---------------------------------------------------------------------------------------------------------------------------
        700,000  Murrieta Community Facilities District Special Tax
                 (Bremerton)                                                     5.625       09/01/2034             730,667
---------------------------------------------------------------------------------------------------------------------------
      1,810,000  Murrieta Community Facilities District Special Tax
                 (Creekside Village)                                             5.200       09/01/2035           1,808,570
---------------------------------------------------------------------------------------------------------------------------
        240,000  Murrieta Community Facilities District Special Tax
                 (Meadowlane/Amberwalk)                                          5.125       09/01/2035             237,127
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Murrieta Community Facilities District Special Tax
                 (Murrieta Springs)                                              5.500       09/01/2034           2,533,550


                  31 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$        25,000  Murrieta Valley Unified School District Special Tax             5.250%      09/01/2037    $         25,072
---------------------------------------------------------------------------------------------------------------------------
        370,000  Murrieta Valley Unified School District Special Tax             5.375       09/01/2026             373,134
---------------------------------------------------------------------------------------------------------------------------
        680,000  Murrieta Valley Unified School District Special Tax             5.450       09/01/2038             687,058
---------------------------------------------------------------------------------------------------------------------------
      1,785,000  Murrieta Valley Unified School District Special Tax             6.000       09/01/2035           1,864,861
---------------------------------------------------------------------------------------------------------------------------
         25,000  Murrieta Water Public Financing Authority                       6.600       10/01/2016              25,093
---------------------------------------------------------------------------------------------------------------------------
      1,025,000  Northern CA Power Agency (Hydroelectric) 1                      5.125       07/01/2023           1,053,054
---------------------------------------------------------------------------------------------------------------------------
     22,770,000  Northern CA Tobacco Securitization Authority (TASC)             5.500       06/01/2045          23,190,562
---------------------------------------------------------------------------------------------------------------------------
    157,335,000  Northern CA Tobacco Securitization Authority (TASC)             6.700 5     06/01/2045          12,103,782
---------------------------------------------------------------------------------------------------------------------------
      3,000,000  Northstar Community Services District                           5.550       09/01/2036           3,057,600
---------------------------------------------------------------------------------------------------------------------------
      4,060,000  Orange Unified School District                                  5.375       09/01/2036           4,094,632
---------------------------------------------------------------------------------------------------------------------------
         30,000  Oxnard School District                                          5.000       08/01/2031              30,658
---------------------------------------------------------------------------------------------------------------------------
        230,000  Palm Desert Financing Authority                                 5.650 5     04/01/2018             123,271
---------------------------------------------------------------------------------------------------------------------------
      1,020,000  Palm Desert Financing Authority                                 5.650 5     08/01/2018             537,112
---------------------------------------------------------------------------------------------------------------------------
        265,000  Palm Desert Financing Authority                                 5.750 5     04/01/2019             132,187
---------------------------------------------------------------------------------------------------------------------------
      1,165,000  Palm Desert Financing Authority                                 5.750 5     08/01/2019             570,699
---------------------------------------------------------------------------------------------------------------------------
        305,000  Palm Desert Financing Authority                                 5.850 5     04/01/2020             142,258
---------------------------------------------------------------------------------------------------------------------------
      1,310,000  Palm Desert Financing Authority                                 5.850 5     08/01/2020             599,915
---------------------------------------------------------------------------------------------------------------------------
        340,000  Palm Desert Financing Authority                                 5.950 5     04/01/2021             147,580
---------------------------------------------------------------------------------------------------------------------------
      1,450,000  Palm Desert Financing Authority                                 5.950 5     08/01/2021             617,744
---------------------------------------------------------------------------------------------------------------------------
        380,000  Palm Desert Financing Authority                                 6.000 5     04/01/2022             154,079
---------------------------------------------------------------------------------------------------------------------------
      1,605,000  Palm Desert Financing Authority                                 6.000 5     08/01/2022             638,597
---------------------------------------------------------------------------------------------------------------------------
        395,000  Palm Desert Financing Authority                                 6.010 5     04/01/2023             150,862
---------------------------------------------------------------------------------------------------------------------------
      1,755,000  Palm Desert Financing Authority                                 6.010 5     08/01/2023             657,739
---------------------------------------------------------------------------------------------------------------------------
        410,000  Palm Desert Financing Authority                                 6.020 5     04/01/2024             147,338
---------------------------------------------------------------------------------------------------------------------------
      1,910,000  Palm Desert Financing Authority                                 6.020 5     08/01/2024             673,504
---------------------------------------------------------------------------------------------------------------------------
        430,000  Palm Desert Financing Authority                                 6.030 5     04/01/2025             145,224
---------------------------------------------------------------------------------------------------------------------------
      2,070,000  Palm Desert Financing Authority                                 6.030 5     08/01/2025             685,957
---------------------------------------------------------------------------------------------------------------------------
        445,000  Palm Desert Financing Authority                                 6.040 5     04/01/2026             140,994
---------------------------------------------------------------------------------------------------------------------------
      2,235,000  Palm Desert Financing Authority                                 6.040 5     08/01/2026             694,727
---------------------------------------------------------------------------------------------------------------------------
        465,000  Palm Desert Financing Authority                                 6.050 5     04/01/2027             138,686
---------------------------------------------------------------------------------------------------------------------------
      1,400,000  Palm Desert Financing Authority                                 6.050 5     08/01/2027             409,640
---------------------------------------------------------------------------------------------------------------------------
        480,000  Palm Desert Financing Authority                                 6.060 5     04/01/2028             134,602
---------------------------------------------------------------------------------------------------------------------------
      1,415,000  Palm Desert Financing Authority                                 6.060 5     08/01/2028             389,281
---------------------------------------------------------------------------------------------------------------------------
        500,000  Palm Desert Financing Authority                                 6.070 5     04/01/2029             131,810
---------------------------------------------------------------------------------------------------------------------------
      1,370,000  Palm Desert Financing Authority                                 6.070 5     08/01/2029             354,296
---------------------------------------------------------------------------------------------------------------------------
        520,000  Palm Desert Financing Authority                                 6.080 5     04/01/2030             128,710
---------------------------------------------------------------------------------------------------------------------------
      1,430,000  Palm Desert Financing Authority                                 6.080 5     08/01/2030             347,204
---------------------------------------------------------------------------------------------------------------------------
        540,000  Palm Desert Financing Authority                                 6.090 5     04/01/2031             125,599
---------------------------------------------------------------------------------------------------------------------------
      1,495,000  Palm Desert Financing Authority                                 6.090 5     08/01/2031             341,084
---------------------------------------------------------------------------------------------------------------------------
        560,000  Palm Desert Financing Authority                                 6.100 5     04/01/2032             122,489


                  32 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,560,000  Palm Desert Financing Authority                                 6.100% 5    08/01/2032    $        334,698
---------------------------------------------------------------------------------------------------------------------------
        580,000  Palm Desert Financing Authority                                 6.100 5     04/01/2033             119,463
---------------------------------------------------------------------------------------------------------------------------
      1,625,000  Palm Desert Financing Authority                                 6.100 5     08/01/2033             328,315
---------------------------------------------------------------------------------------------------------------------------
        590,000  Palm Desert Financing Authority                                 6.100 5     04/01/2034             114,436
---------------------------------------------------------------------------------------------------------------------------
      1,705,000  Palm Desert Financing Authority                                 6.100 5     08/01/2034             324,393
---------------------------------------------------------------------------------------------------------------------------
      2,075,000  Palm Desert Financing Authority                                 6.100 5     08/01/2035             371,052
---------------------------------------------------------------------------------------------------------------------------
      2,325,000  Palm Desert Special Tax Community Facilities
                 District No. 2005-1-A                                           5.250       09/01/2026           2,358,527
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  Palm Desert Special Tax Community Facilities
                 District No. 2005-1-A                                           5.450       09/01/2032           6,011,220
---------------------------------------------------------------------------------------------------------------------------
      8,000,000  Palm Desert Special Tax Community Facilities
                 District No. 2005-1-A                                           5.500       09/01/2036           8,027,200
---------------------------------------------------------------------------------------------------------------------------
        500,000  Palm Springs Airport Passenger Facilities
                 (Palm Springs International Airport)                            5.450       07/01/2020             502,065
---------------------------------------------------------------------------------------------------------------------------
      2,685,000  Palm Springs Airport Passenger Facilities
                 (Palm Springs International Airport)                            5.550       07/01/2028           2,697,270
---------------------------------------------------------------------------------------------------------------------------
        500,000  Palm Springs Improvement Bond Act 1915                          5.150       09/02/2030             500,140
---------------------------------------------------------------------------------------------------------------------------
        100,000  Palmdale Community Facilities District Special Tax              5.400       09/01/2035             101,510
---------------------------------------------------------------------------------------------------------------------------
      1,390,000  Perris Community Facilities District Special Tax                5.300       09/01/2035           1,400,953
---------------------------------------------------------------------------------------------------------------------------
      2,115,000  Perris Community Facilities District Special Tax                5.300       09/01/2035           2,128,028
---------------------------------------------------------------------------------------------------------------------------
      2,085,000  Perris Community Facilities District Special Tax
                 (Amber Oaks)                                                    6.000       09/01/2034           2,218,711
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Perris Community Facilities District Special Tax
                 (Chaparral Ridge)                                               6.250       09/01/2033           2,698,575
---------------------------------------------------------------------------------------------------------------------------
      1,310,000  Perris Community Facilities District Special Tax,
                 Series A                                                        5.750       09/01/2035           1,362,269
---------------------------------------------------------------------------------------------------------------------------
      3,605,000  Perris Community Facilities District Special Tax,
                 Series B                                                        6.000       09/01/2034           3,821,661
---------------------------------------------------------------------------------------------------------------------------
      4,350,000  Perris Public Financing Authority Tax Allocation                5.350       10/01/2036           4,362,485
---------------------------------------------------------------------------------------------------------------------------
      1,250,000  Perris Public Financing Authority, Series A                     6.250       09/01/2033           1,349,288
---------------------------------------------------------------------------------------------------------------------------
         95,000  Pittsburg Infrastructure Financing Authority, Series A          5.600       09/02/2024              97,761
---------------------------------------------------------------------------------------------------------------------------
        500,000  Pomona (Single Family Mtg.), Series B                           7.500       08/01/2023             649,825
---------------------------------------------------------------------------------------------------------------------------
      2,430,000  Port of Oakland RITES                                           6.397 3     11/01/2022           2,678,249
---------------------------------------------------------------------------------------------------------------------------
      5,025,000  Port of Oakland RITES                                           6.397 3     11/01/2032           5,267,607
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Port of Oakland RITES                                           6.989 3     11/01/2015           2,777,500
---------------------------------------------------------------------------------------------------------------------------
      2,500,000  Port of Oakland RITES                                           7.239 3     11/01/2017           2,809,700
---------------------------------------------------------------------------------------------------------------------------
      2,660,000  Port of Oakland RITES                                           7.897 3     11/01/2025           3,012,610
---------------------------------------------------------------------------------------------------------------------------
         25,000  Port of Oakland, Series L 1                                     5.000       11/01/2023              25,584
---------------------------------------------------------------------------------------------------------------------------
        235,000  Port of Oakland, Series L 1                                     5.000       11/01/2032             237,836
---------------------------------------------------------------------------------------------------------------------------
        750,000  Poway Hsg. (Poinsetta Mobile Home Park)                         5.000       05/01/2023             753,375
---------------------------------------------------------------------------------------------------------------------------
      7,500,000  Poway Unified School District Special Tax
                 Community Facilities District No. 14                            5.250       09/01/2036           7,525,875


                  33 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     5,250,000  Poway Unified School District Special Tax
                 Community Facilities District No. 14                            5.250%      09/01/2036    $      5,268,113
---------------------------------------------------------------------------------------------------------------------------
     13,585,000  Rancho Cucamonga Community Facilities
                 District Special Tax                                            5.375       09/01/2036          13,657,816
---------------------------------------------------------------------------------------------------------------------------
      2,400,000  Rancho Cucamonga Community Facilities
                 District Special Tax                                            5.375       09/01/2036           2,412,864
---------------------------------------------------------------------------------------------------------------------------
         20,000  Rancho Santa Fe Community Services
                 District Special Tax                                            6.600       09/01/2023              21,184
---------------------------------------------------------------------------------------------------------------------------
      2,770,000  Redding Electric System COP RIBS 1                              9.055 3     07/08/2022           3,763,267
---------------------------------------------------------------------------------------------------------------------------
        500,000  Rialto Speical Tax Community Facilities
                 District No. 2006-1 4                                           5.250       09/01/2026             501,335
---------------------------------------------------------------------------------------------------------------------------
      1,490,000  Rialto Speical Tax Community Facilities
                 District No. 2006-1 4                                           5.350       09/01/2036           1,506,718
---------------------------------------------------------------------------------------------------------------------------
         25,000  Richgrove School District                                       6.375       07/01/2018              25,143
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Rio Elementary School District                                  5.200       09/01/2035           4,996,050
---------------------------------------------------------------------------------------------------------------------------
        100,000  River Islands Public Financing Authority                        6.000       09/01/2027             103,591
---------------------------------------------------------------------------------------------------------------------------
     17,500,000  Riverside County Public Financing Authority                     5.000       10/01/2035          17,945,200
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Riverside Improvement Bond Act 1915
                 (Hunter Park Assessment District)                               5.100       09/02/2026           1,003,090
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Riverside Improvement Bond Act 1915
                 (Hunter Park Assessment District)                               5.200       09/02/2036           1,498,800
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Riverside Special Tax Community Facilities
                 District No. 92-1, Series A                                     5.300       09/01/2034           2,016,220
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Riverside Unified School District                               5.250       09/01/2035           1,003,180
---------------------------------------------------------------------------------------------------------------------------
      1,535,000  Riverside Unified School District                               5.250       09/01/2035           1,540,296
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Romoland School District                                        5.375       09/01/2038           2,015,620
---------------------------------------------------------------------------------------------------------------------------
         35,000  Sacramento County Airport System, Series B 1                    5.750       07/01/2024              35,055
---------------------------------------------------------------------------------------------------------------------------
         75,000  Sacramento Health Facility
                 (Center for Aids Research Education and Services)               5.300       01/01/2024              76,515
---------------------------------------------------------------------------------------------------------------------------
      3,145,000  Sacramento Hsg. Authority ROLs                                  8.538 3     06/01/2037           3,335,587
---------------------------------------------------------------------------------------------------------------------------
          5,000  Sacramento Municipal Utility District                           5.000       08/15/2028               5,139
---------------------------------------------------------------------------------------------------------------------------
        125,000  San Bernardino County COP
                 (Medical Center Financing)                                      5.500       08/01/2024             125,161
---------------------------------------------------------------------------------------------------------------------------
        150,000  San Bernardino Joint Powers Financing Authority
                 (California Dept. of Transportation Lease)                      5.500       12/01/2020             153,198
---------------------------------------------------------------------------------------------------------------------------
      1,850,000  San Bernardino Joint Powers Financing Authority
                 (Tax Allocation) 2                                              6.625       04/01/2026           2,006,695
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  San Bernardino Redevel. (San Sevaine)                           5.000       09/01/2035           5,081,950
---------------------------------------------------------------------------------------------------------------------------
      1,100,000  San Diego County COP                                            5.700       02/01/2028           1,090,452
---------------------------------------------------------------------------------------------------------------------------
      3,750,000  San Diego County COP
                 (Developmental Service Foundation)                              5.500       09/01/2027           3,842,213
---------------------------------------------------------------------------------------------------------------------------
      1,775,000  San Diego County Redevel. Agency (Gillespie Field)              5.400       12/01/2025           1,754,925


                  34 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     6,645,000  San Diego County Redevel. Agency (Gillespie Field)              5.750%      12/01/2032    $      6,595,362
---------------------------------------------------------------------------------------------------------------------------
         35,000  San Diego Hsg. Authority (Park Crest Properties)                5.450       08/20/2040              35,663
---------------------------------------------------------------------------------------------------------------------------
         35,000  San Diego Improvement Bond Act 1915                             6.200       09/02/2033              35,042
---------------------------------------------------------------------------------------------------------------------------
        490,000  San Diego Industrial Devel.
                 (San Diego Gas & Electric Company)                              5.900       06/01/2018             498,183
---------------------------------------------------------------------------------------------------------------------------
         50,000  San Diego Industrial Devel.
                 (San Diego Gas & Electric Company)                              5.900       06/01/2018              50,347
---------------------------------------------------------------------------------------------------------------------------
        140,000  San Diego Industrial Devel.
                 (San Diego Gas & Electric Company)                              5.900       09/01/2018             140,970
---------------------------------------------------------------------------------------------------------------------------
        325,000  San Diego Industrial Devel.
                 (San Diego Gas & Electric Company)                              5.900       09/01/2018             325,416
---------------------------------------------------------------------------------------------------------------------------
         15,000  San Diego Public Facilities Financing Authority                 5.000       05/15/2029              15,316
---------------------------------------------------------------------------------------------------------------------------
         35,000  San Diego Public Facilities Financing Authority, Series B       5.000       05/15/2029              35,736
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  San Diego Sewer 1                                               5.000       05/15/2023           1,000,800
---------------------------------------------------------------------------------------------------------------------------
      1,540,000  San Diego Sewer, Series A 1                                     5.000       05/15/2023           1,540,231
---------------------------------------------------------------------------------------------------------------------------
      2,730,000  San Diego Sewer, Series A 1                                     5.250       05/15/2020           2,735,023
---------------------------------------------------------------------------------------------------------------------------
         50,000  San Diego State University Foundation Auxiliary
                 Organization                                                    5.000       03/01/2032              51,203
---------------------------------------------------------------------------------------------------------------------------
      1,880,000  San Diego Unified School District GO RITES                      6.432 3     07/01/2027           2,323,266
---------------------------------------------------------------------------------------------------------------------------
      2,445,000  San Diego Unified School District GO RITES                      7.436 3     07/01/2023           3,297,718
---------------------------------------------------------------------------------------------------------------------------
         15,000  San Francisco Bay Area Rapid Transit District                   5.000       07/01/2028              15,293
---------------------------------------------------------------------------------------------------------------------------
        500,000  San Francisco City & County (Golden Gate Park)                  5.250       06/15/2017             505,555
---------------------------------------------------------------------------------------------------------------------------
         15,000  San Francisco City & County Airports Commission                 5.000       05/01/2023              15,457
---------------------------------------------------------------------------------------------------------------------------
         90,000  San Francisco City & County Airports Commission 1               5.000       05/01/2029              90,712
---------------------------------------------------------------------------------------------------------------------------
         20,000  San Francisco City & County Airports Commission                 5.000       05/01/2029              20,158
---------------------------------------------------------------------------------------------------------------------------
         40,000  San Francisco City & County Airports Commission 1               5.000       05/01/2030              40,443
---------------------------------------------------------------------------------------------------------------------------
        100,000  San Francisco City & County Airports Commission 1               5.250       05/01/2031             102,203
---------------------------------------------------------------------------------------------------------------------------
      7,875,000  San Francisco City & County Redevel. Agency
                 (Ceatrice Polite Apartments)                                    5.000       07/20/2047           7,733,408
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.150       08/01/2035           1,487,715
---------------------------------------------------------------------------------------------------------------------------
        435,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.630 5     08/01/2020             202,145
---------------------------------------------------------------------------------------------------------------------------
        590,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.750 5     08/01/2022             242,295
---------------------------------------------------------------------------------------------------------------------------
        615,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.800 5     08/01/2023             237,095
---------------------------------------------------------------------------------------------------------------------------
        540,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.850 5     08/01/2024             195,410
---------------------------------------------------------------------------------------------------------------------------
        420,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.900 5     08/01/2025             143,149


                  35 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     2,745,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.900% 5    08/01/2030    $        693,442
---------------------------------------------------------------------------------------------------------------------------
      6,035,000  San Francisco City & County Redevel. Agency
                 (Mission Bay South)                                             5.960 5     08/01/2034           1,190,464
---------------------------------------------------------------------------------------------------------------------------
        450,000  San Francisco City & County Redevel.
                 Financing Authority, Series A                                   5.000       08/01/2017             450,365
---------------------------------------------------------------------------------------------------------------------------
      6,490,000  San Jacinto Financing Authority, Tranche A                      6.600       09/01/2033           6,210,216
---------------------------------------------------------------------------------------------------------------------------
      6,345,000  San Jacinto Financing Authority, Tranche B                      6.600       09/01/2033           5,942,156
---------------------------------------------------------------------------------------------------------------------------
      6,530,000  San Jacinto Financing Authority, Tranche C                      6.600       09/01/2033           5,647,993
---------------------------------------------------------------------------------------------------------------------------
        500,000  San Jacinto Unified School District Special Tax
                 Community Facilities District No. 2005-4                        5.100       09/01/2036             492,040
---------------------------------------------------------------------------------------------------------------------------
         35,000  San Joaquin Hills Transportation Corridor Agency                5.250       01/15/2030              35,851
---------------------------------------------------------------------------------------------------------------------------
      1,290,000  San Jose Multifamily Hsg.
                 (Almaden Senior Hsg. Partners)                                  5.350       07/15/2034           1,337,072
---------------------------------------------------------------------------------------------------------------------------
      1,400,000  San Jose Multifamily Hsg. (Fallen Leaves Apartments) 1          5.150       06/01/2036           1,429,848
---------------------------------------------------------------------------------------------------------------------------
         25,000  San Jose Redevel. Agency                                        5.000       08/01/2032              25,430
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  San Leandro Community Facilities District No. 1
                 Special Tax                                                     6.400       09/01/2019           1,575,090
---------------------------------------------------------------------------------------------------------------------------
      6,000,000  San Marcos Special Tax                                          5.950       09/01/2035           6,220,740
---------------------------------------------------------------------------------------------------------------------------
         25,000  San Mateo Sewer, Series A                                       5.000       08/01/2025              25,428
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Santa Ana Financing Authority (Mainplace)                       5.600       09/01/2019           1,064,290
---------------------------------------------------------------------------------------------------------------------------
        525,000  Santa Clara County Hsg. Authority
                 (Rivertown Apartments)                                          6.000       08/01/2041             554,694
---------------------------------------------------------------------------------------------------------------------------
        350,000  Santa Monica Community College District                         5.750       07/01/2020             354,046
---------------------------------------------------------------------------------------------------------------------------
      3,895,000  Santaluz Special Tax Community Facilities
                 District No. 2                                                  6.375       09/01/2030           3,977,535
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Seal Beach Community Facilities District
                 (Pacific Gateway Business Center)                               5.300       09/01/2036           1,998,400
---------------------------------------------------------------------------------------------------------------------------
         10,000  Seaside Redevel. Agency Tax Allocation                          5.375       08/01/2033              10,312
---------------------------------------------------------------------------------------------------------------------------
      1,090,000  Shafter Community Devel. Agency                                 5.400       11/01/2026           1,097,150
---------------------------------------------------------------------------------------------------------------------------
      3,335,000  Shafter Community Devel. Agency                                 5.450       11/01/2036           3,346,406
---------------------------------------------------------------------------------------------------------------------------
         20,000  Sonoma County Community Redevel. Agency
                 (Roseland)                                                      7.900       08/01/2013              20,337
---------------------------------------------------------------------------------------------------------------------------
      1,585,000  South El Monte Improvement District (Merged Aera)               5.000       08/01/2030           1,617,968
---------------------------------------------------------------------------------------------------------------------------
      5,245,000  South El Monte Improvement District (Merged Aera)               5.000       08/01/2035           5,345,075
---------------------------------------------------------------------------------------------------------------------------
     10,320,000  Southern CA Logistics Airport Authority                         5.000       12/01/2035          11,148,902
---------------------------------------------------------------------------------------------------------------------------
      5,460,000  Southern CA Logistics Airport Authority 1                       5.000       12/01/2043           5,566,306
---------------------------------------------------------------------------------------------------------------------------
     19,335,000  Southern CA Logistics Airport Authority                         5.000       12/01/2043          19,711,452
---------------------------------------------------------------------------------------------------------------------------
        150,000  Southern CA Public Power Authority RIBS                         7.559 3     07/01/2012             150,435
---------------------------------------------------------------------------------------------------------------------------
     97,775,000  Southern CA Tobacco Securitization Authority                    7.100 5     06/01/2046           6,249,778
---------------------------------------------------------------------------------------------------------------------------
      4,340,000  Stanislaus County Redevel. (Keyes Storm Drain)                  5.375       08/01/2036           4,376,977


                  36 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$     1,450,000  Stockton Public Financing Authority, Series A                   5.000%      09/01/2022    $      1,493,370
---------------------------------------------------------------------------------------------------------------------------
      1,450,000  Stockton Public Financing Authority, Series A                   5.000       09/01/2023           1,491,006
---------------------------------------------------------------------------------------------------------------------------
      1,325,000  Stockton Public Financing Authority, Series A                   5.000       09/01/2024           1,360,325
---------------------------------------------------------------------------------------------------------------------------
      1,350,000  Stockton Public Financing Authority, Series A                   5.000       09/01/2025           1,383,804
---------------------------------------------------------------------------------------------------------------------------
      3,025,000  Stockton Public Financing Authority, Series A                   5.250       09/01/2031           3,158,493
---------------------------------------------------------------------------------------------------------------------------
     10,000,000  Stockton Public Financing Authority, Series A                   5.250       07/01/2037          10,394,900
---------------------------------------------------------------------------------------------------------------------------
        135,000  Stockton Public Financing Authority, Series A                   5.875       09/02/2016             135,293
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Tehachapi Redevel. Agency Tax                                   5.250       12/01/2035           1,568,475
---------------------------------------------------------------------------------------------------------------------------
      2,250,000  Tejon Ranch Public Facilities Finance Authority
                 Special Tax (Community Facilities District No. 1)               7.200       09/01/2030           2,322,158
---------------------------------------------------------------------------------------------------------------------------
        990,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       4.900       09/01/2013             970,992
---------------------------------------------------------------------------------------------------------------------------
        165,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.000       09/01/2014             164,396
---------------------------------------------------------------------------------------------------------------------------
        740,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.050       09/01/2015             733,540
---------------------------------------------------------------------------------------------------------------------------
        705,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.100       09/01/2016             699,438
---------------------------------------------------------------------------------------------------------------------------
      8,000,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.450       09/01/2026           7,985,040
---------------------------------------------------------------------------------------------------------------------------
     13,790,000  Temecula Public Financing Authority
                 (Roripaugh Community Facilities District)                       5.500       09/01/2036          13,678,991
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Temecula Valley Unified School District                         5.500       09/01/2035           2,034,480
---------------------------------------------------------------------------------------------------------------------------
      1,025,000  Tracy Community Facilities District No. 1
                 Special Tax (NEI Phase II)                                      5.700       09/01/2026           1,035,875
---------------------------------------------------------------------------------------------------------------------------
      3,105,000  Tracy Community Facilities District No. 1
                 Special Tax (NEI Phase II)                                      5.750       09/01/2036           3,129,933
---------------------------------------------------------------------------------------------------------------------------
      1,080,000  Tracy Community Facilities District No. 1
                 Special Tax (NEI Phase II)                                      5.750       09/01/2036           1,088,672
---------------------------------------------------------------------------------------------------------------------------
      1,625,000  Tri-City Hospital District 1                                    6.000       02/01/2022           1,661,741
---------------------------------------------------------------------------------------------------------------------------
      4,560,000  Trinity County COP 2                                            8.500       01/15/2026           4,594,793
---------------------------------------------------------------------------------------------------------------------------
         50,000  Truckee-Donner Public Utility District Special Tax
                 Community Facilities District No. 03-1                          6.100       09/01/2033              51,512
---------------------------------------------------------------------------------------------------------------------------
         60,000  Turlock Public Financing Authority                              5.450       09/01/2024              61,399
---------------------------------------------------------------------------------------------------------------------------
      1,600,000  Tustin Community Facilities District Special Tax
                 (John Lang Homes)                                               5.500       09/01/2034           1,631,808
---------------------------------------------------------------------------------------------------------------------------
      6,810,000  University of California, Series E                              5.125       09/01/2020           6,966,017
---------------------------------------------------------------------------------------------------------------------------
        100,000  Upland Community Facilities District Special Tax                5.900       09/01/2024             104,974
---------------------------------------------------------------------------------------------------------------------------
      2,670,000  Upland Community Facilities District Special Tax
                 (San Antonio)                                                   6.100       09/01/2034           2,853,776
---------------------------------------------------------------------------------------------------------------------------
        200,000  Vacaville Improvement Bond Act 1915
                 (Nut Tree Assessment District)                                  5.600       09/02/2025             206,032


                  37 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
$       250,000  Vacaville Public Financing Authority                            5.400%      09/01/2022    $        251,393
---------------------------------------------------------------------------------------------------------------------------
        415,000  Val Verde Unified School District Special Tax                   5.450       09/01/2036             423,462
---------------------------------------------------------------------------------------------------------------------------
        850,000  Vallejo COP (Marine World Foundation) 2                         7.000       02/01/2017             875,543
---------------------------------------------------------------------------------------------------------------------------
      1,000,000  Vallejo COP (Marine World Foundation) 2                         7.200       02/01/2026           1,029,900
---------------------------------------------------------------------------------------------------------------------------
         30,000  Vallejo Public Financing Authority COP                          5.250       07/15/2029              31,219
---------------------------------------------------------------------------------------------------------------------------
      1,375,000  Valley Sanitation District                                      5.200       09/02/2030           1,376,746
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Ventura County Area Hsg. Authority
                 (Mira Vista Senior Apartments) 1                                5.150       12/01/2031           2,042,460
---------------------------------------------------------------------------------------------------------------------------
      4,015,000  Ventura County Area Hsg. Authority
                 (Mira Vista Senior Apartments) 1                                5.200       12/01/2039           4,090,602
---------------------------------------------------------------------------------------------------------------------------
         15,000  Ventura County Superintendent of Schools Office COP             5.000       12/01/2033              15,291
---------------------------------------------------------------------------------------------------------------------------
         30,000  West Hills Community College District                           5.000       08/01/2029              30,509
---------------------------------------------------------------------------------------------------------------------------
        125,000  West Patterson Financing Authority Special Tax                  6.100       09/01/2032             134,314
---------------------------------------------------------------------------------------------------------------------------
         50,000  Western Hills Water District Special Tax
                 (Diablo Grande Community Facilities)                            6.000       09/01/2024              51,760
---------------------------------------------------------------------------------------------------------------------------
      4,155,000  Western Hills Water District Special Tax
                 (Diablo Grande Community Facilities)                            6.125       09/01/2031           4,300,467
---------------------------------------------------------------------------------------------------------------------------
        805,000  Western Hills Water District Special Tax
                 (Diablo Grande Community Facilities)                            6.875       09/01/2031             860,891
---------------------------------------------------------------------------------------------------------------------------
      1,570,000  Westlands Water District RITES                                  6.554 3     09/01/2030           1,735,038
---------------------------------------------------------------------------------------------------------------------------
      2,645,000  Westlands Water District RITES                                  6.554 3     09/01/2035           2,900,454
---------------------------------------------------------------------------------------------------------------------------
      4,200,000  Westside Union School District                                  5.250       09/01/2036           4,214,490
---------------------------------------------------------------------------------------------------------------------------
         15,000  Yucaipa Redevel. Agency
                 (Eldorado Palms Mobile Home)                                    6.000       05/01/2030              15,546
                                                                                                           ----------------
                                                                                                              1,374,037,672
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--9.2%
      3,250,000  Northern Mariana Islands Ports Authority, Series A              5.500       03/15/2031           3,217,338
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Puerto Rico Commonwealth GO                                     5.250       07/01/2022           5,168,050
---------------------------------------------------------------------------------------------------------------------------
     11,000,000  Puerto Rico Commonwealth GO                                     5.250       07/01/2023          11,363,110
---------------------------------------------------------------------------------------------------------------------------
      2,245,000  Puerto Rico HBFA                                                6.250       04/01/2029           2,275,891
---------------------------------------------------------------------------------------------------------------------------
        670,000  Puerto Rico HFC (Homeowner Mtg.)                                5.200       12/01/2032             682,114
---------------------------------------------------------------------------------------------------------------------------
      2,000,000  Puerto Rico Highway & Transportation Authority,
                 Series K                                                        5.000       07/01/2030           2,023,600
---------------------------------------------------------------------------------------------------------------------------
      5,000,000  Puerto Rico Highway & Transportation Authority,
                 Series K                                                        5.000       07/01/2035           5,048,150
---------------------------------------------------------------------------------------------------------------------------
      6,055,000  Puerto Rico ITEMECF (Cogeneration Facilities)                   6.625       06/01/2026           6,590,323
---------------------------------------------------------------------------------------------------------------------------
      2,665,000  Puerto Rico ITEMECF (Mennonite General Hospital)                6.500       07/01/2012           2,678,112
---------------------------------------------------------------------------------------------------------------------------
      6,900,000  Puerto Rico Municipal Finance Agency, Series A                  5.250       08/01/2023           7,178,484
---------------------------------------------------------------------------------------------------------------------------
      1,500,000  Puerto Rico Municipal Finance Agency, Series A                  5.250       08/01/2025           1,557,195
---------------------------------------------------------------------------------------------------------------------------
     29,415,000  Puerto Rico Port Authority (American Airlines),
                 Series A 1                                                      6.250       06/01/2026          29,180,857


                  38 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      PRINCIPAL                                                                                                       VALUE
         AMOUNT                                                                  COUPON        MATURITY          SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$    20,000,000  Puerto Rico Public Buildings Authority                          5.250%      07/01/2033    $     20,686,000
---------------------------------------------------------------------------------------------------------------------------
     27,000,000  V.I. Public Finance Authority (Hovensa Coker)                   6.500       07/01/2021          30,290,760
---------------------------------------------------------------------------------------------------------------------------
      4,515,000  V.I. Public Finance Authority, Series A                         6.375       10/01/2019           4,929,883
---------------------------------------------------------------------------------------------------------------------------
      5,150,000  V.I. Public Finance Authority, Series E                         6.000       10/01/2022           5,365,552
                                                                                                           ----------------
                                                                                                                138,235,419

---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,459,877,574)--100.2%                                                     1,512,273,091
---------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.2)                                                                     (2,291,399)
                                                                                                           ----------------
NET ASSETS--100.0%                                                                                         $  1,509,981,692
                                                                                                           ================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2. Illiquid security. The aggregate value of illiquid securities as of July 31, 2006 was $19,456,640, which represents 1.29% of the Fund's net assets. See Note 5 of accompanying Notes.

3. Represents the current interest rate for a variable rate bond known as an "inverse floater." See Note 1 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after July 31, 2006. See Note 1 of accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents the current interest rate for a variable or increasing rate security.

8. Issue is in default. Non-income producing. See Note 1 of accompanying Notes.

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ABAG           Assoc. of Bay Area Governments
CDA            Communities Devel. Authority
CHCC           Community Hospitals of Central California
COP            Certificates of Participation
DRIVERS        Derivative Inverse Tax Exempt Receipts
FCHMC          Fresno Community Hospital & Medical Center
GO             General Obligation
HBFA           Housing Bank and Finance Agency
HFA            Housing Finance Agency
HFC            Housing Finance Corp.
IDA            Industrial Devel. Agency
INFLOS         Inverse Floating Rate Securities
ITEMECF        Industrial, Tourist, Educational, Medical and Environmental
               Community Facilities
M-S-R          Modesto Irrigation District of the City of Santa Clara and the
               City of Redding
PARS           Periodic Auction Reset Securities
RIBS           Residual Interest Bonds
RITES          Residual Interest Tax Exempt Security
ROLs           Residual Option Longs
SHF            Sierra Hospital Foundation
TASC           Tobacco Settlement Asset-Backed Bonds
V.I.           United States Virgin Islands


                  39 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS  July 31, 2006
--------------------------------------------------------------------------------
DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                               VALUE           PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                  $   366,229,794              24.2%
Special Tax                                      354,060,224              23.4
Special Assessment                               178,341,460              11.8
General Obligation                               116,529,802               7.7
Marine/Aviation Facilities                        70,363,180               4.7
Hospital/Health Care                              67,907,698               4.5
Municipal Leases                                  58,382,769               3.9
Multifamily Housing                               55,125,703               3.6
Single Family Housing                             33,354,372               2.2
Pollution Control                                 30,721,252               2.0
Airlines                                          29,203,857               1.9
Education                                         24,432,515               1.6
Higher Education                                  19,403,679               1.3
Resource Recovery                                 19,251,938               1.3
Electric Utilities                                16,100,677               1.0
Gas Utilities                                     13,145,335               0.9
Hotels, Restaurants & Leisure                     10,698,856               0.7
Water Utilities                                   10,606,742               0.7
Sales Tax Revenue                                 10,310,728               0.7
Adult Living Facilities                            9,980,001               0.7
Highways/Railways                                  9,673,801               0.6
Sewer Utilities                                    5,352,534               0.4
Parking Fee Revenue                                2,595,478               0.2
Not-for-Profit Organization                          470,906               0.0
Manufacturing, Durable Goods                          29,790               0.0
                                             ----------------------------------
Total                                        $ 1,512,273,091             100.0%
                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  40 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------------
Investments, at value (cost $1,459,877,574)--see accompanying statement of investments         $ 1,512,273,091
---------------------------------------------------------------------------------------------------------------
Cash                                                                                                   846,810
---------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                            19,269,151
Investments sold                                                                                    15,007,991
Shares of beneficial interest sold                                                                  13,916,388
Other                                                                                                   29,450
                                                                                               ----------------
Total assets                                                                                     1,561,342,881

---------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued basis or forward commitment                                  27,803,819
Payable on borrowings (See Note 6)                                                                  20,300,000
Shares of beneficial interest redeemed                                                               1,334,291
Dividends                                                                                            1,325,229
Distribution and service plan fees                                                                     300,289
Trustees' compensation                                                                                 127,901
Transfer and shareholder servicing agent fees                                                           41,160
Shareholder communications                                                                              38,536
Interest expense                                                                                        31,962
Other                                                                                                   58,002
                                                                                               ----------------
Total liabilities                                                                                   51,361,189

---------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                     $ 1,509,981,692
                                                                                               ================

---------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                     $       132,072
---------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                       1,460,552,295
---------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                      107,941
---------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                        (3,206,133)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                          52,395,517
                                                                                               ----------------
NET ASSETS                                                                                     $ 1,509,981,692
                                                                                               ================


                  41 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,213,318,778 and
106,095,276 shares of beneficial interest outstanding)                                               $   11.44
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)      $   12.01
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $64,421,335 and 5,628,906 shares
of beneficial interest outstanding)                                                                  $   11.44
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $232,241,579 and 20,347,769 shares
of beneficial interest outstanding)                                                                  $   11.41

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  42 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------
Interest                                                                                       $    64,164,277
---------------------------------------------------------------------------------------------------------------
Other income                                                                                             1,431
                                                                                               ----------------
Total investment income                                                                             64,165,708

---------------------------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------------------------
Management fees                                                                                      5,242,692
---------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                              2,183,937
Class B                                                                                                616,055
Class C                                                                                              1,489,740
---------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                283,858
Class B                                                                                                 34,441
Class C                                                                                                 63,505
---------------------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                                 60,291
Class B                                                                                                  7,136
Class C                                                                                                 13,752
---------------------------------------------------------------------------------------------------------------
Interest expense                                                                                     1,582,006
---------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                  41,247
---------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                129
---------------------------------------------------------------------------------------------------------------
Other                                                                                                  227,868
                                                                                               ----------------
Total expenses                                                                                      11,846,657

---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               52,319,051

---------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                       (32,854)
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                (1,005,827)

---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           $    51,280,370
                                                                                               ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  43 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                                                                    2006               2005
---------------------------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------------------------
Net investment income                                                        $   52,319,051    $    31,792,690
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                            (32,854)         1,502,281
---------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                            (1,005,827)        61,275,811
                                                                             ----------------------------------
Net increase in net assets resulting from operations                             51,280,370         94,570,782

---------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                         (47,693,962)       (26,908,765)
Class B                                                                          (2,801,541)        (3,003,604)
Class C                                                                          (6,728,044)        (2,082,510)

---------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                         596,412,265        168,989,275
Class B                                                                           5,353,808        (13,357,770)
Class C                                                                         153,276,896         44,091,249

---------------------------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------------------------
Total increase                                                                  749,099,792        262,298,657
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                             760,881,900        498,583,243
                                                                             ----------------------------------

End of period (including accumulated net investment income of
$107,941 and $5,012,437, respectively)                                       $1,509,981,692    $   760,881,900
                                                                             ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  44 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A            YEAR ENDED JULY 31,                 2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.52      $    10.31      $    9.97      $   10.60     $   10.49
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .55 1           .62 1          .68            .63           .53
Net realized and unrealized gain (loss)                (.02)           1.21            .27           (.66)          .10
                                                 -------------------------------------------------------------------------
Total from investment operations                        .53            1.83            .95           (.03)          .63
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.61)           (.62)          (.61)          (.60)         (.52)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.44      $    11.52      $   10.31      $    9.97     $   10.60
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     4.74%          18.20%          9.54%         (0.57)%        6.20%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $1,213,319      $  621,736      $ 401,491      $ 385,141     $ 409,689
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  901,717      $  477,934      $ 400,452      $ 410,237     $ 398,651
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.85%           5.59%          6.52%          5.88%         5.09%
Total expenses                                         0.92%           0.92%          1.00%          0.96%         0.86% 4
Expenses after payments and waivers and
reduction to custodian expenses                        0.92%           0.92%          0.97%          0.96%         0.86%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  78%             15%            26%            63%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  45 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B            YEAR ENDED JULY 31,                 2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.53      $    10.31      $    9.97      $   10.61     $   10.50
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .47 1           .54 1          .64            .55           .45
Net realized and unrealized gain (loss)                (.04)           1.22            .22           (.68)          .10
                                                 -------------------------------------------------------------------------
Total from investment operations                        .43            1.76            .86           (.13)          .55
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)           (.54)          (.52)          (.51)         (.44)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    11.44      $    11.53      $   10.31      $    9.97     $   10.61
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     3.83%          17.40%          8.70%         (1.42)%        5.39%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $   64,421      $   59,530      $  65,991      $ 101,079     $ 128,857
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $   61,780      $   61,244      $  84,482      $ 118,611     $ 132,685
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.11%           4.90%          5.76%          5.09%         4.32%
Total expenses                                         1.71%           1.69%          1.77%          1.73%         1.62% 4
Expenses after payments and waivers and
reduction to custodian expenses                        1.71%           1.69%          1.74%          1.73%         1.62%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  78%             15%            26%            63%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  46 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

CLASS C            YEAR ENDED JULY 31,                 2006            2005           2004           2003          2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $    11.50      $    10.29      $    9.95      $   10.58     $   10.48
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .46 1           .52 1          .60            .54           .46
Net realized and unrealized gain (loss)                (.03)           1.23            .26           (.66)          .08
                                                 -------------------------------------------------------------------------
Total from investment operations                        .43            1.75            .86           (.12)          .54
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.52)           (.54)          (.52)          (.51)         (.44)
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                   $    11.41      $    11.50      $   10.29      $    9.95     $   10.58
                                                 =========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                     3.85%          17.33%          8.71%         (1.33)%        5.31%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $  232,242      $   79,616      $  31,102      $  27,898     $  24,936
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $  149,437      $   43,444      $  30,371      $  27,011     $  21,775
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                  4.05%           4.73%          5.74%          5.12%         4.33%
Total expenses                                         1.68%           1.69%          1.78%          1.73%         1.62% 4
Expenses after payments and waivers and
reduction to custodian expenses                        1.68%           1.69%          1.75%          1.73%         1.62%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  78%             15%            26%            63%           27%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Excludes interest expense.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  47 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not


                  48 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund will not invest more than 20% of its total assets in inverse floaters. Inverse floaters amount to $121,996,289 as of July 31, 2006, which represents 7.81% of the Fund's total assets.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of July 31, 2006, the Fund had purchased $27,803,819 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of July 31, 2006, securities with an aggregate market value of $23,000, representing less than 0.01% of the Fund's net assets, were in default.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.


                  49 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
UNDISTRIBUTED      UNDISTRIBUTED              ACCUMULATED     OTHER INVESTMENTS
NET INVESTMENT         LONG-TERM                     LOSS    FOR FEDERAL INCOME
INCOME                      GAIN     CARRYFORWARD 1,2,3,4          TAX PURPOSES
-------------------------------------------------------------------------------
$1,558,904                   $--               $3,201,257           $52,390,641

1. As of July 31, 2006, the Fund had $789,546 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2006, details of the capital loss carryforward were as follows:

                              EXPIRING
                              ----------------------
                              2009          $789,546

2. As of July 31, 2006, the Fund had $2,411,711 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended July 31, 2006, the Fund utilized $2,383,733 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended July 31, 2005, the Fund utilized $1,502,286 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2006. Net assets of the Fund were unaffected by the reclassifications.


                  50 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

The tax character of distributions paid during the years ended July 31, 2006 and July 31, 2005 was as follows:

                                          YEAR ENDED      YEAR ENDED
                                       JULY 31, 2006   JULY 31, 2005
       -------------------------------------------------------------
       Distributions paid from:
       Exempt-interest dividends       $  57,223,547   $  31,994,879

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

       Federal tax cost of securities         $1,459,882,450
                                              ==============
       Gross unrealized appreciation          $   56,826,172
       Gross unrealized depreciation              (4,435,531)
                                              --------------
       Net unrealized appreciation            $   52,390,641
                                              ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. THe Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 2006, the Fund's projected benefit obligations were increased by $18,222 and payments of $8,353 were made to retired trustees, resulting in an accumulated liability of $101,005 as of July 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                  51 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                SHARES          AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS A
Sold                        61,470,593   $ 702,679,345   19,938,576   $ 223,516,947
Dividends and/or
distributions reinvested     2,356,584      26,919,076    1,431,372      15,844,672
Redeemed                   (11,682,307)   (133,186,156)  (6,371,483)    (70,372,344)
                           ---------------------------------------------------------
Net increase                52,144,870   $ 596,412,265   14,998,465   $ 168,989,275
                           =========================================================


                  52 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                              YEAR ENDED JULY 31, 2006     YEAR ENDED JULY 31, 2005
                                SHARES          AMOUNT       SHARES          AMOUNT
------------------------------------------------------------------------------------
CLASS B
Sold                         1,827,466   $  20,914,336    1,070,121   $  11,925,943
Dividends and/or
distributions reinvested       146,686       1,677,801      164,749       1,816,688
Redeemed                    (1,507,341)    (17,238,329)  (2,471,135)    (27,100,401)
                           ---------------------------------------------------------
Net increase (decrease)        466,811   $   5,353,808   (1,236,265)  $ (13,357,770)
                           =========================================================

------------------------------------------------------------------------------------
CLASS C
Sold                        15,301,733   $ 174,645,638    4,514,407   $  50,858,939
Dividends and/or
distributions reinvested       318,044       3,624,253      106,662       1,181,896
Redeemed                    (2,193,411)    (24,992,995)    (722,327)     (7,949,586)
                           ---------------------------------------------------------
Net increase                13,426,366   $ 153,276,896    3,898,742   $  44,091,249
                           =========================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2006, were as follows:

                                             PURCHASES           SALES
          -------------------------------------------------------------
          Investment securities        $ 1,100,868,578   $ 706,128,861

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

          FEE SCHEDULE
          ---------------------------------------------
          Up to $200 million of net assets        0.60%
          Next $100 million of net assets         0.55
          Next $200 million of net assets         0.50
          Next $250 million of net assets         0.45
          Next $250 million of net assets         0.40
          Over $1 billion of net assets           0.35

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2006, the Fund paid $363,142 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The


                  53 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2006 for Class B and Class C shares were $2,610,903 and $3,346,765, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                        CLASS A         CLASS B         CLASS C
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
--------------------------------------------------------------------------------
July 31, 2006      $  1,327,559      $   14,844     $   124,510      $  108,011

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has voluntarily undertaken to limit its management fees not to exceed 0.55% of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely, however, it may be amended or withdrawn by the Manager at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.


                  54 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of July 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund has entered into a Revolving Credit and Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $900 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.3126% as of July 31, 2006). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $900 million facility size.

      For the year ended July 31, 2006, the average daily loan balance was $36,349,041 at an average daily interest rate of 4.336%. The Fund had borrowings outstanding of $20,300,000 at July 31, 2006 at an interest rate of 5.3126%. The Fund had gross borrowings and gross loan repayments of $704,800,000 and $752,100,000, respectively, during the year ended July 31, 2006. The maximum amount of borrowings outstanding at any month-end during the year ended July 31, 2006 was $87,700,000. The Fund paid $153,837 in fees and $1,627,586 in interest during the year ended July 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is


                  55 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT Continued

effective for fiscal years beginning after December 15, 2006. As of July 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  56 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer California Municipal Fund, including the statement of investments, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 14, 2006


                  57 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended July 31, 2006 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  58 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  59 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE       TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS
                                   IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803
TRUSTEES                           S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                   TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR
                                   HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company)
Chairman of the Board              (since January 2005); Attorney at Hogan & Hartson (law
of Trustees (since 2003),          firm) (since June 1993); Director of Covanta Holding
Trustee (since 1993)               Corp. (waste-to-energy company) (since 2002); Director
Age: 75                            of Weyerhaeuser Corp. (1999-April 2004); Director of
                                   Caterpillar, Inc. (1993-December 2002); Director of
                                   ConAgra Foods (1993-2001); Director of Texas Instruments
                                   (1993-2001); Director of FMC Corporation (1993-2001).
                                   Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development
Trustee (since 2005)               (policy research foundation) (since 2005); Director of
Age: 65                            ICI Education Foundation (education foundation) (since
                                   October 1991); President of the Investment Company
                                   Institute (trade association) (October 1991-June 2004);
                                   Director of ICI Mutual Insurance Company (insurance
                                   company) (October 1991-June 2004). Oversees 43
                                   portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds.
Trustee (since 1993)               Oversees 53 portfolios in the OppenheimerFunds
Age: 73                            complex.

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for
Trustee (since 1999)               International Affairs (since 2002) and Member (since
Age: 67                            1979) of the National Academy of Sciences; Council on
                                   Foreign Relations (since 2002); Director of GSI
                                   Lumonics Inc. (precision medical equipment supplier)
                                   (since 2001); Senior Advisor of The Andrew W. Mellon
                                   Foundation (since 2001); Chair of Science Initiative
                                   Group (since 1999); Member of the American Philosophical
                                   Society (since 1996); Trustee of Woodward Academy (since
                                   1983); Foreign Associate of Third World Academy of
                                   Sciences; Director of the Institute for Advanced Study
                                   (1991-2004); Director of Bankers Trust New York
                                   Corporation (1994-1999); Provost at Duke University
                                   (1983-1991). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra
Trustee (since 2004)               (not-for-profit) (since October 1998); and Senior Vice
Age: 63                            President and General Auditor of American Express
                                   Company (financial services company) (July 1998-February
                                   2003). Oversees 43 portfolios in the OppenheimerFunds
                                   complex.

JOEL W. MOTLEY,                    Director of Columbia Equity Financial Corp.
Trustee (since 2002)               (privately-held financial adviser) (since 2002);
Age: 54                            Managing Director of Carmona Motley, Inc.
                                   (privately-held financial adviser) (since January 2002);
                                   Managing Director of Carmona Motley Hoffman Inc.
                                   (privately-held financial adviser) (January
                                   1998-December 2001); Member of the Finance and Budget
                                   Committee of the Council on Foreign Relations, the
                                   Investment Committee of the Episcopal Church of America,
                                   the Investment Committee and Board of Human Rights Watch
                                   and the Investment Committee of Historic Hudson Valley.
                                   Oversees 43 portfolios in the OppenheimerFunds complex.


                  60 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility
Trustee (since 1998)               holding company) (February 1972-October 2005); Former
Age: 79                            Director of Prime Retail, Inc. (real estate investment
                                   trust), Dominion Energy Inc. (electric power and oil &
                                   gas producer), Lumberman's Mutual Casualty Company,
                                   American Motorists Insurance Company and American
                                   Manufacturers Mutual Insurance Company; Former
                                   President and Chief Executive Officer of The
                                   Conference Board, Inc. (international economic and
                                   business research). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc.
Trustee (since 1989)               (corporate governance consulting and executive
Age: 74                            recruiting) (since 1993); Life Trustee of
                                   International House (non-profit educational
                                   organization); Founder, Chairman and Chief Executive
                                   Officer of Russell Reynolds Associates, Inc.
                                   (1969-1993); Banker at J.P. Morgan & Co. (1958-1966);
                                   1st Lt. Strategic Air Command, U.S. Air Force
                                   (1954-1958). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies:
Trustee (since 2005)               Medintec (since 1992) and Cathco (since 1996);
Age: 65                            Director of Lakes Environmental Association (since
                                   1996); Member of the Investment Committee of the
                                   Associated Jewish Charities of Baltimore (since 1994);
                                   Director of Fortis/Hartford mutual funds (1994-December
                                   2001). Oversees 43 portfolios in the OppenheimerFunds
                                   complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas
Trustee (since 2005)               exploration and production company) (since 1994); Vice
Age: 58                            President, Secretary and Treasurer of Wold Trona
                                   Company, Inc. (soda ash processing and production)
                                   (since 1996); Vice President of Wold Talc Company,
                                   Inc. (talc mining) (since 1999); Managing Member of
                                   Hole-in-the-Wall Ranch (cattle ranching) (since 1979);
                                   Director and Chairman of the Denver Branch of the
                                   Federal Reserve Bank of Kansas City (1993-1999); and
                                   Director of PacifiCorp. (electric utility)
                                   (1995-1999). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund)
Trustee (since 2005)               (since September 1995); Director of Special Value
Age: 63                            Opportunities Fund, LLC (registered investment
                                   company) (since September 2004); Member of Zurich
                                   Financial Investment Advisory Board (insurance) (since
                                   October 2004); Board of Governing Trustees of The
                                   Jackson Laboratory (non-profit) (since August 1990);
                                   Trustee of the Institute for Advanced Study (non-profit
                                   educational institute) (since May 1992); Special Limited
                                   Partner of Odyssey Investment Partners, LLC (private
                                   equity investment) (January 1999-September 2004);
                                   Trustee of Research Foundation of AIMR (2000-2002)
                                   (investment research, non-profit); Governor, Jerome Levy
                                   Economics Institute of Bard College (August
                                   1990-September 2001) (economics research); Director of
                                   Ray & Berendtson, Inc. (May 2000-April 2002) (executive
                                   search firm). Oversees 53 portfolios in the
                                   OppenheimerFunds complex.


                  61 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL
AND OFFICER                        CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW
                                   YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                   DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                   TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                   REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO
                                   HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                                   AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since
President and Principal            June 2001) and President (since September 2000) of the
Executive Officer (since 2001)     Manager; President and a director or trustee of other
and Trustee (since 2002)           Oppenheimer funds; President and Director of
Age: 57                            Oppenheimer Acquisition Corp. ("OAC") (the Manager's
                                   parent holding company) and of Oppenheimer Partnership
                                   Holdings, Inc. (holding company subsidiary of the
                                   Manager) (since July 2001); Director of OppenheimerFunds
                                   Distributor, Inc. (subsidiary of the Manager) (since
                                   November 2001); Chairman and Director of Shareholder
                                   Services, Inc. and of Shareholder Financial Services,
                                   Inc. (transfer agent subsidiaries of the Manager) (since
                                   July 2001); President and Director of OppenheimerFunds
                                   Legacy Program (charitable trust program established by
                                   the Manager) (since July 2001); Director of the
                                   following investment advisory subsidiaries of the
                                   Manager: OFI Institutional Asset Management, Inc.,
                                   Centennial Asset Management Corporation, Trinity
                                   Investment Management Corporation and Tremont Capital
                                   Management, Inc. (since November 2001), HarbourView
                                   Asset Management Corporation and OFI Private
                                   Investments, Inc. (since July 2001); President (since
                                   November 1, 2001) and Director (since July 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Executive Vice
                                   President of Massachusetts Mutual Life Insurance Company
                                   (OAC's parent company) (since February 1997); Director
                                   of DLB Acquisition Corporation (holding company parent
                                   of Babson Capital Management LLC) (since June 1995);
                                   Member of the Investment Company Institute's Board of
                                   Governors (since October 3, 2003); Chief Operating
                                   Officer of the Manager (September 2000-June 2001);
                                   President and Trustee of MML Series Investment Fund and
                                   MassMutual Select Funds (open-end investment companies)
                                   (November 1999-November 2001); Director of C.M. Life
                                   Insurance Company (September 1999-August 2000);
                                   President, Chief Executive Officer and Director of MML
                                   Bay State Life Insurance Company (September 1999-August
                                   2000); Director of Emerald Isle Bancorp and Hibernia
                                   Savings Bank (wholly-owned subsidiary of Emerald Isle
                                   Bancorp) (June 1989-June 1998). Oversees 91 portfolios
                                   in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE
THE FUND                           AS FOLLOWS: FOR MR. ZACK, TWO WORLD FINANCIAL CENTER,
                                   225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                   MESSRS. VANDEHEY AND WIXTED, 6803 S. TUCSON WAY,
                                   CENTENNIAL, COLORADO 80112-3924 AND FOR MESSRS.
                                   FIELDING, LOUGHRAN, COTTIER AND WILLIS, 350 LINDEN
                                   OAKS, ROCHESTER, NY 14625. EACH OFFICER SERVES FOR AN
                                   INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION,
                                   RETIREMENT, DEATH OR REMOVAL.

RONALD H. FIELDING,                Senior Vice President of the Manager since January
Vice President (since 2002)        1996; Chairman of the Rochester Division of the
Age: 57                            Manager since January 1996; an officer of 14
                                   portfolios in the OppenheimerFunds complex.

DANIEL G. LOUGHRAN,                Vice President of the Manager since April 2001. An
Vice President and Portfolio       officer of 14 portfolios in the OppenheimerFunds
Manager (since 2005)               complex.
Age: 42


                  62 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND

SCOTT S. COTTIER,                  Vice President of the Manager since 2002; portfolio
Vice President and Portfolio       manager and trader at Victory Capital Management
Manager (since 2005)               (1999-2002); an officer of 14 portfolios in the
Age: 34                            OppenheimerFunds complex.

TROY E. WILLIS,                    Assistant Vice President of the Manager since 2005;
Vice President and Portfolio       Associate Portfolio Manager of the Manager since 2003;
Manager (since 2005)               corporate attorney for Southern Resource Group
Age: 33                            (1999-2003). An officer of 14 portfolios in the
                                   OppenheimerFunds complex.

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of
Vice President and Chief           the Manager (since March 2004); Vice President of
Compliance Officer                 OppenheimerFunds Distributor, Inc., Centennial Asset
(since 2004)                       Management Corporation and Shareholder Services, Inc.
Age: 56                            (since June 1983). Former Vice President and Director
                                   of Internal Audit of the Manager (1997-February 2004).
                                   An officer of 91 portfolios in the OppenheimerFunds
                                   complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager
Treasurer and Principal            (since March 1999); Treasurer of the following:
Financial and Accounting           HarbourView Asset Management Corporation, Shareholder
Officer (since 1999)               Financial Services, Inc., Shareholder Services, Inc.,
Age: 46                            Oppenheimer Real Asset Management Corporation, and
                                   Oppenheimer Partnership Holdings, Inc. (since March
                                   1999), OFI Private Investments, Inc. (since March 2000),
                                   OppenheimerFunds International Ltd. (since May 2000),
                                   OppenheimerFunds plc (since May 2000), OFI Institutional
                                   Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (charitable trust
                                   program established by the Manager) (since June 2003);
                                   Treasurer and Chief Financial Officer of OFI Trust
                                   Company (trust company subsidiary of the Manager) (since
                                   May 2000); Assistant Treasurer of the following: OAC
                                   (since March 1999), Centennial Asset Management
                                   Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003);
                                   Principal and Chief Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March 1995-March
                                   1999). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and
Secretary (since 2001)             General Counsel (since March 2002) of the Manager;
Age: 58                            General Counsel and Director of the Distributor (since
                                   December 2001); General Counsel of Centennial Asset
                                   Management Corporation (since December 2001); Senior
                                   Vice President and General Counsel of HarbourView Asset
                                   Management Corporation (since December 2001); Secretary
                                   and General Counsel of OAC (since November 2001);
                                   Assistant Secretary (since September 1997) and Director
                                   (since November 2001) of OppenheimerFunds International
                                   Ltd. and OppenheimerFunds plc; Vice President and
                                   Director of Oppenheimer Partnership Holdings, Inc.
                                   (since December 2002); Director of Oppenheimer Real
                                   Asset Management, Inc. (since November 2001); Senior
                                   Vice President, General Counsel and Director of
                                   Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice
                                   President, General Counsel and Director of OFI Private
                                   Investments, Inc. and OFI Trust Company (since November
                                   2001); Vice President of OppenheimerFunds Legacy Program
                                   (since June 2003); Senior Vice President and General
                                   Counsel of OFI Institutional Asset Management, Inc.
                                   (since November 2001); Director of OppenheimerFunds
                                   (Asia) Limited (since December 2003); Senior Vice
                                   President (May 1985-December 2003), Acting General
                                   Counsel (November 2001-February 2002) and Associate
                                   General Counsel (May 1981-October 2001) of the Manager;
                                   Assistant Secretary of the following: Shareholder
                                   Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November 2001),
                                   and OppenheimerFunds International Ltd. (September
                                   1997-November 2001). An officer of 91 portfolios in the
                                   OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                  63 | OPPENHEIMER CALIFORNIA MUNICIPAL FUND


ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $21,000 in fiscal 2006 and $20,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $87,615 in fiscal 2006 and $142,059 in fiscal 2006 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2006 and $5,000 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Preparing form 5500

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $681 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $13,296 in fiscal 2006 and $147,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer California Municipal Fund


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ JOHN V. MURPHY
      ----------------------------
      John V. Murphy
      Principal Executive Officer
Date: 09/14/2006


By:   /S/ BRIAN W. WIXTED
      ----------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 09/14/2006